EXHIBIT 10.1





                                CREDIT AGREEMENT



                                  by and among



                                GTECH CORPORATION
                                  as Borrower,


                             BANK OF AMERICA, N.A.,
                      as Administrative Agent and as Lender


                             THE BANK OF NOVA SCOTIA
                       as Syndication Agent and as Lender,

                        CREDIT LYONNAIS NEW YORK BRANCH,
                     as Co-Documentation Agent and as Lender

                              FLEET NATIONAL BANK,
                    as Co-Documentation Agent and as Lender,

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME



                                  June 22, 2001


                         BANC OF AMERICA SECURITIES LLC,
                   as Sole Lead Arranger and Sole Book Manager

                                Table of Contents

                                                                            Page

                                    ARTICLE I
                              Definitions and Terms

1.1.     Definitions...........................................................2
1.2.     Rules of Interpretation..............................................23

                                   ARTICLE II
                              The Credit Facilities

2.1.     Revolving Loans......................................................25
2.2.     Use of Proceeds......................................................27
2.3.     Notes................................................................28
2.4.     Swing Line...........................................................28

                                   ARTICLE III
                                Letters of Credit

3.1.     Letters of Credit....................................................30
3.2.     Reimbursement and Participations.....................................30
3.3.     Governmental Action..................................................33

                                   ARTICLE IV
                Eurodollar Funding, Fees, and Payment Conventions

4.1.     Interest Rate Options................................................34
4.2.     Conversions and Elections of Subsequent Interest Periods.............34
4.3.     Payment of Interest..................................................35
4.4.     Prepayments of Eurodollar Rate Loans.................................35
4.5.     Manner of Payment....................................................35
4.6.     Fees.................................................................36
4.7.     Pro Rata Payments....................................................37
4.8.     Computation of Rates and Fees........................................37
4.9.     Deficiency Advances; Failure to Purchase Participations..............37
4.10.    Intraday Funding.....................................................38

                                    ARTICLE V
                             Change in Circumstances

5.1.     Increased Cost and Reduced Return....................................39
5.2.     Limitation on Types of Loans.........................................40
5.3.     Illegality...........................................................41
5.4.     Treatment of Affected Loans..........................................41
5.5.     Compensation.........................................................41
5.6.     Taxes................................................................42
5.7.     Replacement Banks....................................................44

                                Table of Contents
                                   (continued)
                                                                            Page

                                   ARTICLE VI
            Conditions to Making Loans and Issuing Letters of Credit

6.1.     Conditions of Initial Advance........................................45
6.2.     Conditions of Revolving Loans and Letter of Credit...................47

                                   ARTICLE VII
                         Representations and Warranties

7.1.     Organization and Authority...........................................49
7.2.     Loan Documents.......................................................49
7.3.     Solvency.............................................................50
7.4.     Material Subsidiaries and Stockholders...............................50
7.5.     Intentionally Omitted................................................50
7.6.     Financial Condition..................................................50
7.7.     Title to Properties..................................................51
7.8.     Taxes................................................................51
7.9.     Other Agreements.....................................................51
7.10.    Litigation...........................................................52
7.11.    Margin Stock.........................................................52
7.12.    Regulated Company....................................................52
7.13.    Patents, Etc.........................................................52
7.14.    No Untrue Statement..................................................52
7.15.    No Consents, Etc.....................................................53
7.16.    Employee Benefit Plans...............................................53
7.17.    No Default...........................................................54
7.18.    Environmental Laws...................................................54
7.19.    Employment Matters...................................................54
7.20.    RICO.................................................................55
7.21.    Foreign Assets Control Regulations, etc..............................55

                                  ARTICLE VIII
                              Affirmative Covenants

8.1.     Financial Reports, Etc...............................................56
8.2.     Maintain Properties..................................................57
8.3.     Existence, Qualification, Etc........................................57
8.4.     Regulations and Taxes................................................57
8.5.     Insurance............................................................57
8.6.     True Books...........................................................58
8.7.     Right of Inspection..................................................58
8.8.     Observe all Laws.....................................................58
8.9.     Pay Indebtedness to Lenders and Perform Other Covenants..............58
8.10.    Covenants Extending to Other Persons.................................58
8.11.    Officer's Knowledge of Default.......................................58
8.12.    Suits or Other Proceedings...........................................59
8.13.    Notice of Environmental Complaint or Condition.......................59
8.14.    Environmental Compliance.............................................59
8.15.    Indemnification......................................................59
8.16.    Further Assurances...................................................59
8.17.    Employee Benefit Plans...............................................60
8.18.    Intentionally Omitted................................................60
8.19.    New Subsidiaries.....................................................60
8.20.    Use of Proceeds......................................................61

                                   ARTICLE IX
                               Negative Covenants

9.1.     Financial Covenants..................................................62
9.2.     Liens................................................................62
9.3.     Guaranties...........................................................64
9.4.     Disposition of Assets................................................64
9.5.     Investments; Acquisitions............................................64
9.6.     Merger or Consolidation..............................................65
9.7.     Dividends, Redemptions and Other Payments............................66
9.8.     Transactions with Affiliates.........................................66
9.9.     Benefit Plans........................................................66
9.10.    Fiscal Year..........................................................67
9.11.    Dissolution, Etc.....................................................67
9.12.    Limitations on Sales and Leasebacks..................................67
9.13.    Change in Control....................................................67
9.14.    Transactive Corporation..............................................67
9.15.    Synthetic Lease Obligations..........................................67

                                    ARTICLE X
                       Events of Default and Acceleration

10.1.    Events of Default....................................................68
10.2.    Agent to Act.........................................................72
10.3.    Cumulative Rights....................................................72
10.4.    No Waiver............................................................72
10.5.    Allocation of Proceeds...............................................72

                                Table of Contents
                                   (continued)
                                                                            Page

                                   ARTICLE XI
                                    The Agent

11.1.    Appointment and Authorization of Agent...............................74
11.2.    Delegation of Duties.................................................74
11.3.    Liability of Agent...................................................74
11.4.    Reliance by Agent....................................................75
11.5.    Notice of Default....................................................75
11.6.    Credit Decision; Disclosure of Information by Agent..................76
11.7.    Indemnification of Agent.............................................76
11.8.    Agents in their Individual Capacities................................77
11.9.    Successor Agent......................................................77
11.10.   Sole Lender..........................................................77
11.11.   Agent Notices........................................................77
11.12.   Syndication and Co-Documentation Agents..............................78

                                   ARTICLE XII
                                  Miscellaneous

12.1.    Assignments and Participations.......................................79
12.2.    Notices..............................................................81
12.3.    Right of Set-off; Adjustments........................................82
12.4.    Survival.............................................................83
12.5.    Expenses.............................................................83
12.6.    Amendments and Waivers...............................................83
12.7.    Counterparts; Facsimile Signatures...................................84
12.8.    Termination..........................................................84
12.9.    Indemnification; Limitation of Liability.............................85
12.10.   Severability.........................................................86
12.11.   Entire Agreement.....................................................86
12.12.   Agreement Controls...................................................86
12.13.   Usury Savings Clause.................................................86
12.14.   Confidentiality......................................................87
12.15.   Governing Law; Waiver of Jury Trial..................................88
12.16.   Special Funding Option...............................................89

EXHIBIT A           APPLICABLE COMMITMENT PERCENTAGES........................A-1

EXHIBIT B           FORM OF ASSIGNMENT AND ACCEPTANCE........................B-1

EXHIBIT C           NOTICE OF APPOINTMENT (OR REVOCATION) OF
                    AUTHORIZED REPRESENTATIVE................................C-1

EXHIBIT D-1         FORM OF BORROWING NOTICE...............................D-1-1

EXHIBIT D-2         FORM OF BORROWING NOTICE--SWING LINE LOANS.............D-2-1

EXHIBIT E           FORM OF INTEREST RATE SELECTION NOTICE...................E-1

EXHIBIT F-1         FORM OF REVOLVING NOTE.................................F-1-1

EXHIBIT F-2         FORM OF SWING LINE NOTE................................F-2-1

EXHIBIT G           FORM OF OPINION OF BORROWER'S COUNSEL....................G-1

EXHIBIT H           COMPLIANCE CERTIFICATE...................................H-1

EXHIBIT I           FORM OF FACILITY GUARANTY................................I-1

EXHIBIT J           FORM OF CONFIDENTIALITY AGREEMENT........................J-1



Schedule 7.4        Material Subsidiaries....................................S-1

Schedule 7.6        Indebtedness.............................................S-2

Schedule 7.7        Liens....................................................S-3

Schedule 7.8        Tax Matters..............................................S-4

Schedule 7.18       Environmental Matters ...................................S-5

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of June 22, 2001 (the "Agreement"), is made by and among GTECH CORPORATION, a Delaware corporation having its principal place of business in West Greenwich, Rhode Island (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to
Section 12.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 11.9, the "Agent"), THE BANK OF NOVA SCOTIA, as
Syndication Agent and as Lender, CREDIT LYONNAIS NEW YORK BRANCH, as Co-Documentation Agent and as Lender, FLEET NATIONAL BANK, as Co-Documentation Agent and as Lender;

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders make available to the Borrower a revolving credit facility of up to $300,000,000, the proceeds of which are to be used to refinance and replace the Borrower's Existing Senior Credit Facility (as defined below) and for working capital and other general corporate purposes and which shall include a letter of credit facility of up to $100,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $25,000,000; and

         WHEREAS, the Lenders are willing to make such revolving credit and letter of credit facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I

                              Definitions and Terms
                              ---------------------

          1.1. Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

               "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

               "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

               "Affected Loans" shall have the meaning set forth in Section 5.4 hereof.

               "Affected Type" shall have the meaning set forth in Section 5.4 hereof.

               "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 15% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 15% or more of the equity interest) of the Borrower; or (iii) 15% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 15% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

               "Agent-Related Persons" means the Agent (including any successor administrative agent), together with its affiliates (including, in the case of Bank of America in its capacity as the Agent, BAS), and the officers, directors, employees and attorneys-in-fact of such Persons and affiliates.

               "Applicable Commitment Percentage" means, for each Lender at any time, a fraction (expressed as a percentage), with respect to the Revolving Credit Facility (including Participations in any Swing Line Loan and the Letter of Credit Facility), the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 12.1.

               "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

               "Applicable Margin" means for purposes of calculating (i) the applicable interest margin for the Interest Period for any Eurodollar Loan, (ii) the applicable rate for the issuance of Standby Letters of Credit and (iii) the applicable rate of the Facility Fee, that percent per annum set forth as the Applicable Margin in the Pricing Grid and subject to further adjustment as therein provided.

               "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

               "Approved Fund" means any Person (other than a natural Person) that (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (ii) is administered or managed by (x) a Lender, (y) an affiliate of a Lender or (z) an entity or an affiliate of an entity that administers or manages a Lender.

               "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.1.

               "Attributable Debt" means, as to any particular lease relating to a Sale and Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Borrower or any Material Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease);

               "Authorized Representative" means any of the Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Vice President and Treasurer, Vice President and Controller, and Director of Treasury of the Borrower or any other Person expressly designated by the Chief Financial Officer or the Treasurer of the Borrower (or the Board of Directors of the Borrower) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

               "Bank of America" means Bank of America, N.A. and its successors.

               "BAS" means Banc of America Securities LLC and its successors.

               "Base Rate" means, for any day, the fluctuating rate per annum equal to the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

               "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

               "Base Rate Refunding Loan" means a Base Rate Loan or Swing Line Loan made either to (i) satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) pay Bank of America in respect of Swing Line Outstandings.

               "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

               "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of Exhibits D-1 and D-2, respectively.

               "Business Day" means, (i) except as expressly  provided in clause
          (ii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to the selection, funding, interest rate, payment, and Interest Period of any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

               "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period, expenditures or costs for fixed or capital assets made by the Borrower and its Subsidiaries during such period which in accordance with GAAP applied on a Consistent Basis are characterized as capital expenditures;

               "Capital Lease" means each lease which has been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

               "Change of Control" means, at any time:

                    (i) any  "person"  or  "group"  (each  as  used in  Sections
               13(d)(3) and 14(d)(2) of the Exchange Act) either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange
               Act), directly or indirectly, of Voting Securities of the Parent (or securities convertible into or exchangeable for such Voting Securities) representing more than 50% of the combined voting power of all Voting Securities of the Parent (on a fully diluted basis) or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Parent; or

                    (ii) the  Parent  shall at any time  cease to own all of the capital stock of the Borrower.

                    "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 6.1 have been satisfied.

                    "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                    "Commercial Letter of Credit" means an irrevocable documentary letter of credit issued hereunder for the account of the Borrower; provided that the expiry date of a Commercial Letter of Credit shall not be later than twelve (12) months subsequent to the date of issuance thereof and in no event later than the Revolving Credit Termination Date;

                    "Confidential Information" means with respect to each Lender all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement. "Confidential Information" does not include, without limitation, information which:
          (a) is in the public domain; (b) is received by such Lender in good faith from a third party who is not known to such Lender to be bound by a confidentiality agreement with the Borrower or known to such Lender to be otherwise prohibited from transmitting the information to such Lender by a contractual, legal or fiduciary obligation; (c) is independently generated by such Lender; (d) is approved for release or disclosure by the Borrower in a separate writing; or (e) constitutes financial statements delivered to the Agent or a Lender under Section
          8.1 that are otherwise publicly available;

                    "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to as of the Closing Date in Section 7.6(a).

                    "Consolidated Assets" means, as of any date of determination, the total assets of the Parent, the Borrower and its Material Subsidiaries which would be shown as assets on a consolidated balance sheet of the Parent as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Material Subsidiaries;

                    "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income excluding any extraordinary gains or losses, plus (ii) Consolidated Interest Expense, plus (iii) taxes on income, plus (iv) amortization, depreciation and all other non-cash expense items, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                    "Consolidated Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period
          ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period, to (ii) Consolidated Interest Expense for such period.

                    "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross cash interest expense of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                    "Consolidated Net Income" means, for any period of computation thereof, the net income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                    "Consolidated Shareholders' Equity" means, at any time as of which the amount thereof is to be determined, shareholders' equity of the Parent, the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that in calculating Consolidated Shareholder's Equity, any amount of Brazilian foreign currency translation adjustment, whether positive or negative, shall be excluded in all cases.

                    "Consolidated Total Debt Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of Consolidated Total Indebtedness at such date to Consolidated EBITDA for the Four-Quarter Period ending on or immediately prior to the date of computation thereof; provided, however, that the calculation of Consolidated EBITDA for the purpose of establishing the Consolidated Total Debt Ratio for each of the four Four-Quarter Periods ending next following the date of any Acquisition that is accounted for as a "purchase" shall include the results of operations of the Person or assets so acquired on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests," and which amounts may include such adjustments as are permitted under Regulation S-X of the Securities and Exchange Commission and reasonably satisfactory to the Agent;

                    "Consolidated Total Indebtedness" means, with respect to the Borrower and its Subsidiaries at any time as of which the amount thereof is to be determined, the sum of (i) Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, (ii) all direct guaranties of non-consolidated Indebtedness of any Person other than Subsidiaries and (iii) the face amount of all outstanding letters of credit issued for the account of the Borrower or any of its Subsidiaries and all obligations (to the extent not duplicative) arising under such letters of credit, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that there shall be excluded from the calculation of Consolidated Total Indebtedness guaranties by the Borrower or any of its Subsidiaries of non-consolidated Indebtedness of another Person up to an aggregate principal amount of $10,000,000 and all Indebtedness consisting of Capital Lease obligations incurred in connection with off-balance sheet Sale and Leaseback Transactions;

                    "Consolidated Total Profits Before Tax" means, for any period, the total profits before extraordinary gains and losses and before Federal, state, local and foreign income or similar taxes of the Borrower and its Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis;

                    "Contingent  Obligation"  of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the consolidated financial statements (including footnotes) of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                    (i) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

                    (ii) to  advance  or supply  funds in any manner (A) for the purchase or payment of such Indebtedness or other obligation,  or
               (B) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                    (iii) to grant or convey any lien, security interest, pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                    (iv) to lease  property or to purchase  securities  or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                    (v) otherwise to assure the owner of such Indebtedness or such obligation of the primary obligor against loss in respect thereof.

                    "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 4.2 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                    "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 4.2 of one Type of Loan into another Type of Loan.

                    "Core Business" of the Borrower or any of its Subsidiaries means (a) the sale, lease, delivery, installation, operation and/or maintenance by the Borrower or any of its Subsidiaries of computers, computer terminals and/or related hardware and software pertaining to the operation of lotteries and/or similar games of chance and/or pari-mutuel installations (including, without limitation, lotteries (on-line, off-line, passive ticket, instant ticket, break-open ticket and video), bingo, race tracks, jai alai, legalized bookmaking, off-track betting, casino, keno and sports betting facilities), (b) any type of government or state benefits processing or eligibility,
          (c) any type of commercial processing, including debit and credit transactions, (d) any type of information technology and the products and services related to such business, (e) any type of communications services similar to that provided in (a) through (d) above and (f) the employment of any hardware or software utilized in any of the business described in (a) through (e) above whether by sale, lease, license or service in either government or commercial enterprises worldwide;

                    "Credit Parties" means, collectively, the Borrower and the Guarantors.

                    "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                    "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, at a rate of interest per annum which shall be two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base
          Rate, (ii) with respect to Base Rate Loans, Swing Line Loans, Reimbursement Obligations, fees, and other amounts payable in respect of (x) Obligations or (y) (except as otherwise expressly provided therein) the obligations of any Credit Party other than the Borrower under any of the other Loan Documents, a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

               "Determination Date" means the last day of each fiscal quarter of the Borrower.

                    "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                    "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

                    "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, (iii) an Approved Fund and (iv) any other Person (other than a natural Person)having an office within the United States approved by the Agent and unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with
          Section 12.1, the Borrower, each such approval not to be unreasonably withheld (provided that the incurrence by the Borrower of additional costs pursuant to Section 5.6 as a result of such assignment shall constitute a reasonable basis for withholding such consent) or delayed; provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee. In addition to the foregoing, an assignment (other than an assignment of 100% of its interest) by Bank of America shall not include any portion of the Swing Line or obligation to issue Letters of Credit.

                    "Eligible Securities" means all investment grade securities as determined by the rating system of either S&P or Moody's, other securities not subject to either such rating system which are of comparable investment grade risk profile and any other class of securities previously approved in writing by the Required Lenders.

                    "Employee Benefit Plan" means (i) any employee benefit plan, including any Pension Plan, within the meaning of Section 3(3) of ERISA which (A) is maintained for employees of the Borrower or any of its ERISA Affiliates, or any Subsidiary or is assumed by the Borrower or any of its ERISA Affiliates, or any Subsidiary in connection with any Acquisition or (B) has at any time been maintained for the employees of the Borrower, any current or former ERISA Affiliate, or any Subsidiary, but excluding any employee benefit plan that has been assumed by any other Person in connection with the sale of an ERISA Affiliate or Subsidiary and under which neither the Borrower or any ERISA Affiliate has any continuing liability under ERISA and (ii) any plan, arrangement, understanding or scheme maintained by the Borrower or any Subsidiary that provides retirement, deferred compensation, employee or retiree medical or life insurance, severance benefits or any other benefit covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States of America.

                    "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

                    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                    "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of
          Section 414(b) and (c) of the Code.

                    "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                    "Eurodollar   Rate"  means  the  interest   rate  per  annum
          calculated according to the following formula:

               Eurodollar = Interbank  Offered Rate + Applicable Rate 1- Reserve
                            -----------------------
               Requirement Margin

                    "Event of Default" means any of the occurrences set forth as such in Section 10.1.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                    "Existing Senior Credit Facility" means that certain $400,000,000 revolving credit, letter of credit, swing line and competitive bid facilities made available to the Borrower under that certain Amended and Restated Credit Agreement dated as of June 18, 1997 by and among Bank of America (as successor to NationsBank, National Association), as Administrative Agent, the other Co-Agents, each of the Lenders parties thereto, and the Borrower, and the other loan documents executed in connection therewith.

                    "Facility Fee" means that percent per annum, based upon the Consolidated Total Debt Ratio for the Four-Quarter Period most recently ended, set forth as the Facility Fee in the Pricing Grid and subject to further adjustment as therein provided.

                    "Facility Guaranty" means (i) the Parent Guaranty and (ii) each Guaranty Agreement between one or more Guarantors and the Agent (whether now existing or hereafter delivered in accordance with
          Section 8.19 hereof) for the benefit of the Agent and the Lenders, substantially in the form of Exhibit I attached hereto and incorporated herein by reference, delivered as of the Closing Date and otherwise pursuant to Section 8.19, as the same may be amended, modified or supplemented from time to time.

                    "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility and the Swing Line by payment in full of all Revolving Credit Outstandings, Letter of Credit Outstandings and Swing Line Outstandings, together with all accrued and unpaid interest, fees and other Obligations with respect thereto, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which shall be payable solely for the account of the Issuing Bank) computed (based on the interest rates and the Applicable Margin then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit, in each case as have been fully cash collateralized in a manner satisfactory to the Issuing Bank; (b) all Swap Agreements shall have been terminated, expired or cash collateralized, (c) all Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

                    "FASB 133" means Statement of Financial Accounting Standards No. 133.

                    "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as reasonably determined by the Agent.

                    "Fee Letter" means that certain fee letter dated as of April 11, 2001 between the Borrower and the Agent.

                    "Fiscal Quarter" means the quarterly period of the Borrower ending on the last Saturday in each May, August, November and February of any Fiscal Year;

                    "Fiscal Year" means the annual period of the Borrower ending on the last Saturday of each February.

                    "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                    "Four-Quarter   Period"   means  a  period   of  four   full
          consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

                    "GAAP" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                    "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                    "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                    "Guarantors" means, collectively, (i) the Parent, (ii) each Material Domestic Subsidiary existing on the Closing Date and (iii) any other Person who shall become a Material Domestic Subsidiary after the Closing Date and shall execute and deliver to the Agent a Facility Guaranty as provided in Section 8.19 hereof.

                    "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials and lead), the generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

                    "Indebtedness" of a Person means, without duplication, (i) all Indebtedness for Money Borrowed, (ii) all obligations of such Person arising under acceptance facilities, (iii) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (iv) all obligations of such Person upon which interest charges are actually paid, (v) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all executory obligations of such Person in respect of Rate Hedging Obligations, and (vii) all Contingent Obligations in respect of Indebtedness set forth in clauses
          (i) through (vi) above of Persons other than the Borrower or any Subsidiary. "Indebtedness" shall not include, however, any Synthetic Lease Obligations or any intercompany indebtedness of the Borrower and its Subsidiaries.

                    "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, (i) all indebtedness in respect of money borrowed evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money, and (ii) all obligations under Capital Leases, and the deferred purchase price of any property or services, including in each case all such items incurred by any partnership or joint venture as to which such Person is liable as a general partner or joint venturer, and excluding in each case trade payables and accrued expenses incurred in the ordinary course of business. "Indebtedness for Money Borrowed" shall not include, however, any Synthetic Lease Obligations.

                    "Indemnified Liabilities" has the meaning therefor provided in Section 12.9.

                    "Interbank   Offered  Rate"  means,   with  respect  to  any
          Eurodollar Rate Loan for the Interest Period applicable thereto:

                              (a) the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                              (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                              (c) in  the  event  the  rates  referenced  in the
                    preceding subsections (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Rate would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

                    "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or Continued and ending, at the Borrower's option, on the date one, two, three, six or twelve months thereafter as notified to the Agent by the Authorized Representative in accordance with the terms hereof; provided that,

                              (i) if an Interest  Period for a  Eurodollar  Rate
                    Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

                              (ii) any Interest  Period which begins on the last
                    Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                    "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of an Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of Exhibit E.

                    "Investment Commitment" means, with respect to any investment, loan or advance, the amount initially advanced, invested or disbursed less an amount equal to the sum of (i) repayments of such advances, including all interest income therefrom, (ii) dividends and other distributions received from such Person paid or made on securities issued solely in consideration of such investment, (iii) net gains on sales or other dispositions of capital stock, securities or assets of such Person purchased with such investment, and (iv) all other net profits or other amounts net of expenses realized from such investment or advance and all other net returns on Capital
          Expenditures, provided that the aggregate amount of all such repayments, dividends, net gains, profits and other amounts so deducted with respect to each such investment, advance or Capital Expenditure shall not exceed the initial principal amount of such investment, advance or Capital Expenditure;

                    "Issuing Bank" means Bank of America as issuer of Letters of Credit under Article III.

                    "Lease Rentals" means, for any period, the sum of the rental and other obligations required to be paid by the lessee under any lease, excluding any amounts required to be paid by the lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes and similar charges.

                    "Letter of Credit" means a Standby or Commercial Letter of Credit issued by the Issuing Bank pursuant to Article III hereof for the account of the Borrower in favor of a Person.

                    "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                    "Letter of Credit Facility" means the facility  described in
          Article III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment minus outstanding Reimbursement Obligations.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount available to be drawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or Loans" means any of the Revolving Loans or the Swing Line Loans.

                  "Loan Documents" means this Agreement, the Notes, the Facility Guaranties, the Applications and Agreements for Letter of Credit, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender (including the Issuing Bank) or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

                  "Material  Adverse Effect" means a material  adverse effect on
         (i) the business, properties, operations or condition, financial or otherwise, of the Parent or the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Parent, the Borrower or the Credit Parties taken as a whole to pay or perform their respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the validity, legality or enforceability of any of the Loan Documents.

                  "Material Domestic Subsidiary" means each Material Subsidiary which is a Domestic Subsidiary.

                  "Material Subsidiary" means the Passive Investment Company and any direct or indirect Subsidiary of the Borrower (other than Transactive Corporation) which (i) has total assets equal to or greater than 5% of Consolidated Assets (calculated as of the most recent fiscal period with respect to which the Agent shall have received financial statements required to be delivered pursuant to Sections 8.1(a) or (b) (or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the Fiscal Year end financial statements referenced in Section 7.6) (the "Required Financial Information")) or (ii) has profits equal to or greater than 5% of Consolidated Total Profits Before Tax (calculated for the most recent period for which the Agent has received the Required Financial Information); provided, however, that any Material Subsidiary under clauses (i) or (ii) above shall cease to be a Material Subsidiary and shall be released immediately from its Facility Guaranty or obligation to provide a Facility Guaranty, as the case may be, if it or substantially all of its assets are sold or conveyed in a transaction otherwise permitted under this Agreement.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA
         Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "Note Agreement" means that certain Note and Guaranty Agreement dated as of May 15, 1997 by and among the Borrower, the Parent and the note purchasers thereunder, as in effect on the Closing Date, pursuant to which the Borrower has issued the Private Placement Debt;

                  "Notes" means, collectively, the Swing Line Note and the Revolving Notes.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of the Borrower to any Lender (or any affiliate of any Lender) which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders (including the Issuing Bank), the Agent or BAS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement or other similar applicable documents relating in a material way to the operation, governance or management of such entity.

                  "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required board of directors, shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

                  "Outstandings" means, collectively, at any date, the Letter of Credit Outstandings, Swing Line Outstandings and Revolving Credit Outstandings on such date.

                  "Parent"   means  GTECH  Holdings   Corporation,   a  Delaware
         corporation, and owner of all of the common stock of the Borrower.

                  "Parent Guaranty" means that certain Guaranty Agreement of the Parent dated as of the date hereof in favor of the Agent for the benefit of the Agent and the Lenders and guaranteeing payment of the Obligations, as the same may be amended, modified or supplemented from time to time;

                  "Participation" means, (i) with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof and (ii) with respect to any Lender (other than Bank of America) and a Swing Line Loan, the extension of credit represented by the participation of such Lender hereunder in the liability of Bank of America in respect of a Swing Line Loan made by Bank of America in accordance with the terms hereof.

                  "Passive Investment Company" means a single wholly owned Subsidiary of the Borrower whose function and activity shall be restricted solely to one or more of the following: (a) the purchase of all or a portion of the Borrower's accounts receivable, (b) the purchase of all or a portion of the intellectual property of the Borrower upon the condition that such intellectual property be licensed back to the Borrower and (c) the lending of money to and management of investments of the Borrower and its Subsidiaries;

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Person"  means  an  individual,   partnership,   corporation,
         limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pricing Grid" means:

                                                          Applicable Margin for
                                       Applicable Margin  Eurodollar Rate Loans
                Consolidated Total           for          and Letter of Credit
        Tier       Debt Ratio            Facility Fee            Fees
        ----    ------------------     -----------------  ----------------------

         I         Less than or equal       .150%                .750%
                   to .50 to 1.00

         II        Less than or equal       .175%                .825%
                   to 1.00 to 1.00 but
                   greater than .50 to
                   1.00

         III       Less than or equal       .225%                .925%
                   to 1.50 to 1.00 but
                   greater than 1.00 to
                   1.00

         IV        Less than or equal       .275%                1.025%
                   to 2.00 to 1.00 but
                   greater than 1.50 to
                   1.00

         V         Greater than 2.00 to     .375%                1.125%
                   1.00

                  The Applicable Margin and the Facility Fee shall be established based upon the Consolidated Total Debt Ratio at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin or the Facility Fee following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 8.1(a)(ii) and Section 8.1(b)(ii), subject to review and approval of such computations by the Agent, and shall be effective commencing on the fifth Business Day following the date such certificate is received until the fifth Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur. From the Closing Date to the fifth Business Day following the date the certificate referred to in the preceding sentence for the fiscal period ended as at the first Determination Date is delivered or is required to be delivered (whichever shall first occur), the Applicable Margin and the Facility Fee shall be Tier III. Notwithstanding the provisions of the two preceding sentences, if the Borrower shall fail to deliver any such certificate within the time period required by Section 8.1, then the Agent shall give the Borrower notice of such non-delivery and the Applicable Margin and Facility Fee shall be Tier V from the date such certificate was due until the fifth Business Day following the date the appropriate certificate is so delivered.

                  "Prime Rate" means the per annum rate of interest as publicly announced from time to time by Bank of America as its "prime rate". Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Principal Office" means the principal office of Bank of America, presently located at 101 North Tryon Street, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

                  "Priority Debt" means the sum (without duplication) of (i) the aggregate unpaid principal amount of Indebtedness of the Borrower or any Material Subsidiary secured by Liens (other than Liens permitted by Section 9.2(a), (b), (c), (d), (e), (g), (h), (i) and (j) hereof), plus
         (ii) all outstanding Attributable Debt of the Borrower or any Material Subsidiary (other than Attributable Debt with respect to any Sale and Leaseback Transaction permitted by Section 9.12(a) or (b) hereof) plus
         (iii) the aggregate unpaid principal amount of all Indebtedness of all Material Subsidiaries (other than Indebtedness of the Borrower or Indebtedness of any Subsidiary permitted hereunder and permitted under
         Section 10.8(a) through (d) of the Note Agreement);

                  "Private Placement Debt" means Indebtedness of up to an aggregate principal amount of $300,000,000 evidenced by certain 7.75% Series A Senior Guaranteed Notes due 2004 and 7.87% Series B Senior Guaranteed Notes due 2007 issued by the Borrower pursuant to the Note Agreement;

                  "Rate Hedging Obligations" means, without duplication, any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; (ii) all other "derivative instruments" as defined in FASB 133 and which are subject to the reporting requirements of FASB 133; and (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing. For purposes of any computation hereunder, each Rate Hedging Obligation shall be valued at the Rate Hedge Value thereof.

                  "Rate Hedge Value" means, with respect to each contract, instrument or other arrangement creating a Rate Hedging Obligation, the net obligations of the Borrower or any Subsidiary thereunder equal to the termination value thereof as determined in accordance with its provisions (if such Rate Hedging Obligation has been terminated) or the mark to market value thereof as determined on the basis of available quotations from any recognized dealer in, or from Bloomberg or other similar service providing market quotations for, the applicable Rate Hedging Obligation (if such Rate Hedging Obligation has not been terminated).

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means any change in, or the adoption or making of new, United States Federal or state laws or regulations (including Regulation D and capital adequacy regulations) or foreign laws or regulations or the adoption or making after the date hereof of any interpretations, directives or requests applying to a class of banks, which includes any of the Lenders, under any United States Federal or state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive, whether or not having the force of law, whether or not failure to comply therewith would be unlawful.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 2.1(c)(iii)) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Related  LC  Documents"  shall have the  meaning set forth in
         Section 3.2(i)(i).

                  "Replacement Bank" means (i) any Lender or Lenders selected by the Borrower or (ii) one or a group of banks or other financial institutions selected by the Borrower and acceptable to and approved by the Agent and the Required Lenders in their reasonable discretion, any of which shall replace any then existing Lender or Lenders pursuant to
         Section 4.9 or 5.7 hereof and have a Revolving Credit Commitment equal in amount to the Revolving Credit Commitment of the replaced Lender or Lenders.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating more than 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to its Revolving Credit Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (ii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings and Swing Line Outstandings; provided that, for the purpose of this definition only, (A) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, then the Revolving Credit Commitment of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, (B) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Letter of Credit Outstandings shall be deemed to be held by the Issuing Bank until such Lender shall pay such deficiency amount to the Issuing Bank together with interest thereon as provided in Section 4.9 and (C) if any Lender shall have failed to pay to Bank of America on demand its Applicable Commitment Percentage of any Swing Line Loan (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by Bank of America until such Lender shall pay such deficiency amount to Bank of America together with interest thereon as provided in
         Section 4.9.

                  "Reserve Requirement" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving  Credit  Facility" means the facility  described in
         Section 2.1 hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 10.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and
         Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest, fees and other amounts thereon.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Section 2.1.

                  "Revolving Notes" means, collectively, the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in Section 2.3 substantially in the form of Exhibit F-1, with appropriate insertions as to amounts, dates and names of Lenders.

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

                  "Sale and Leaseback Transaction" means a transaction or series of transactions pursuant to which the Borrower or any Material Subsidiary shall sell or transfer to any Person any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Borrower or any Material Subsidiary shall lease as lessee, or similarly acquire the right to possession or use of, such property for a period in excess of three years.

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA and in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA, which is not a Multiemployer Plan.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (ii) it is then  able and  expects  to be able to pay
                  its debts as they mature; and

                           (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "SPC" shall have the meaning set forth in Section 12.16(a) hereof.

                  "Standby Letter of Credit" means an irrevocable Standby Letter of Credit issued hereunder for the account of the Borrower or any Subsidiary, provided that the expiry date of such Standby Letter of Credit shall not be later than the Revolving Credit Termination Date;

                  "Stated Termination Date" means the fifth anniversary of the Closing Date.

                  "Subsidiary" means (i) any corporation or other entity in which more than 50% of its outstanding Voting Securities or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries at or after the Closing Date or (ii) any joint venture whose financial information and operations are required to be consolidated in the financial statements of the Borrower in accordance with GAAP applied on a Consistent Basis.

                  "Subsidiary Debt" means, without duplication, that portion of Consolidated Total Indebtedness incurred by any Subsidiary;

                  "Subsidiary Securities" means the shares of capital stock or the other equity interests issued by or equity participations in any Subsidiary, whether or not constituting a "security" under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.

                  "Swap Agreement" means one or more agreements between the Borrower and any one or more Lenders with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to the Borrower and such Lender(s), which agreements create Rate Hedging Obligations.

                  "Swing Line" means the revolving line of credit established by Bank of America in favor of the Borrower pursuant to Section 2.4.

                  "Swing Line Loans" means loans made by Bank of America to the Borrower pursuant to Section 2.4.

                  "Swing Line Note" means the promissory note of the Borrower evidencing the Swing Line executed and delivered to Bank of America as provided in Section 2.3 substantially in the form of Exhibit F-2.

                  "Swing   Line   Outstandings"   means,   as  of  any  date  of
         determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Swing Line Rate" means the rate of interest established pursuant to the Fee Letter;

                  "Synthetic Lease Obligations" means all monetary obligations of a lessee under any tax retention or other synthetic leases which is treated as an operating lease under GAAP but the liabilities under which are or would be characterized as indebtedness of such Person for tax purposes or upon the insolvency of such Person. The amount of Synthetic Lease Obligations in respect of any synthetic lease at any date of determination thereof shall be equal to the aggregate purchase price of any property subject to such lease less the aggregate amount of payments of rent theretofore made which reduce the lessee's obligations under such synthetic lease and which are not the financial equivalent of interest.

                  "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (x) any event or condition with respect to any Employee Benefit Plan which is regulated by any Foreign Benefit Law that results in the termination of such Employee Benefit Plan or the revocation of such Employee Benefit Plan's authority to operate under the applicable Foreign Benefit Law.

                  "Total Letter of Credit Commitment" means an amount not to exceed $100,000,000.

                  "Total Revolving Credit Commitment" means a principal amount equal to $300,000,000, as reduced from time to time in accordance with
         Section 2.1(e).

                  "Transactive Corporation" means Transactive Corporation, a Delaware corporation.

                  "Type" shall mean any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

                  "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         1.2. Rules of Interpretation.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) Each term defined in Articles 1, 8 or 9 of the New York Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references in any Loan Document to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to such Loan Document.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and such term shall not limit a general statement to matters similar to those specifically mentioned.

                  (h) Except as otherwise expressly provided, all dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                  (i) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%", such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

                  (j) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (k) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (l) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                              The Credit Facilities
                              ---------------------

         2.1. Revolving Loans.

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender; provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the amount of Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay (without premium or penalty) and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date.

                  (b) Amounts. The Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance under the Revolving Credit Facility, other than Base Rate Refunding Loans, shall be in a principal amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $100,000.

                  (c) Advances. (i) An Authorized Representative shall give the Agent (1) at least three (3) Business Days' irrevocable telephonic notice of each Eurodollar Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Loan to a Eurodollar Rate Loan) prior to 11:30 A.M. and (2) irrevocable telephonic notice of each Base Rate Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.1(c)(iii) and whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 11:30 A.M. on the day of such proposed Revolving Loan. Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice on the same day by telefacsimile transmission in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, shall be provided by the Agent to each Lender with reasonable promptness, but (provided the Agent shall have received such notice by 11:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice. The Agent shall provide each Lender written confirmation of such telephonic notice by telefacsimile transmission but failure to provide such notice shall not affect the validity of such telephonic notice. The Borrower shall have the option to elect the duration of subsequent Interest Periods and to convert the Loans (other than Swing Line Loans) in accordance with
         Section 4.2 hereof.

                  (ii) Not later than 2:30 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery and deposit of the proceeds thereof by 3:00 p.m. on the date specified for each borrowing to Borrower's account at Fleet National Bank, ABA routing number 011000390, account number 07718069 (or such other account as may be directed by two (2) Authorized Representatives of the Borrower).

                  (iii) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing from other funds available to the Borrower, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan to the Agent at its Principal Office by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and
         (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) at its Principal Office in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall either make a Base Rate Refunding Loan or fund the purchase of its Participation as specified above in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If such notice to the Lenders is given by the Agent after 12:00 noon on any Business Day, each Lender shall either make such Base Rate Refunding Loan or fund such purchase before 12:00 noon on the next following Business Day.

                  (d) Repayment of Revolving Loans. The principal amount of each Revolving Loan, all accrued and unpaid interest, fees and other Obligations shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Revolving Loan may be prepaid in whole or in part on any Business Day, upon (A) at least three (3) Business Days' irrevocable telephonic notice in the case of each Revolving Loan that is a Eurodollar Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. and (B) irrevocable telephonic notice in the case of each Revolving Loan that is a Base Rate Loan from an Authorized Representative (effective upon receipt) to the Agent prior to 10:30 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Revolving Loans made by the Borrower shall be in the amount of $5,000,000 or such greater amount which is an integral multiple of $100,000, or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with Section 2.1(b).

                  (e) Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than ten
         (10) Business Days' prior irrevocable written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $10,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total
         Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment and the Revolving Credit Commitment of each Lender pro rata. No such reduction shall be permitted that results in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Loan unless such prepayment is accompanied by amounts due, if any, under Section 5.5 hereof. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans or Swing Line Loans to the extent that the principal amount of the Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest and fees on the amounts prepaid. A reduction of the Total Revolving Credit Commitment to zero and payment of all Obligations hereunder (including the discharge of all obligations of the Issuing Bank and the Lenders with respect to the Letters of Credit and Participations) shall be deemed a cancellation and termination of this Agreement.

         2.2. Use of Proceeds. The proceeds of the Loans made pursuant to the Revolving Credit Facility and the Swing Line hereunder shall be used by the Borrower (i) for general working capital needs and other lawful corporate purposes, including the making of Capital Expenditures permitted hereunder, and
(ii) to refinance the Borrower's Existing Senior Credit Facility.

         2.3. Notes.

                  (a) Revolving Notes. Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  (b) Swing Line Note. The Swing Line Outstandings shall be evidenced by a separate Swing Line Note payable to the order of the Bank of America in the amount of the Swing Line, which Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower.

         2.4. Swing Line.

                  (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, Bank of America shall make available, on a same day basis, Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. Bank of America shall not be obligated to make any Swing Line Loan pursuant hereto (i) if to the actual knowledge of Bank of America the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $25,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment. The Borrower may, subject to the conditions set forth in the preceding sentence, borrow, repay and reborrow under this Section 2.4. Unless notified to the contrary by Bank of America, borrowings under the Swing Line shall be made in the minimum amount of $500,000 or, if greater, in amounts which are integral multiples of $100,000, or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to Bank of America not later than 12:30 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of Exhibit D-2, with appropriate insertions. Unless notified to the contrary by Bank of America, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $500,000 or the aggregate amount of all Swing Line Outstandings.

                  (b) The interest payable on Swing Line Loans is solely for the account of Bank of America. Swing Line Loans shall bear interest solely at the Swing Line Rate. All accrued and unpaid interest on Swing Line Loans shall be payable, on the dates and in the manner provided in
         Section 4.3 with respect to interest on Base Rate Loans. Each provision of Section 2.1(c) and (d) hereof applicable to Base Rate Loans shall be applicable in all respects to each Swing Line Loan.

                  (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from Bank of America a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by Bank of America, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to Bank of America its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of Bank of America of the purchase price of its Participation shall be deemed to be a Base Rate Refunding Loan under Section 2.1 if the conditions to making Revolving Loans shall then be satisfied. If such conditions are not then satisfied, such Advance shall be deemed to be the funding by such Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to Bank of America shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 2.1 in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to Bank of America the amount necessary to repay such Swing Line Outstandings (which Bank of America shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 2.1(c)(ii). The proceeds of such Advances shall be paid to Bank of America for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest and fees thereon shall be due and payable in full.

                                   ARTICLE III

                                Letters of Credit
                                -----------------

         3.1. Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement and in reliance upon the agreements of the other Lenders set forth in this Article III and in Section 2.1(c)(ii), upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content reasonably acceptable to the Issuing Bank; provided, that (i) the Issuing Bank shall not be obligated to issue (or renew) any Letter of Credit if it has been notified by the Agent or has actual knowledge that a Default or Event of Default has occurred and is continuing, (ii) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (iii) no Letter of Credit shall be issued (or renewed) if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall be issued by the Issuing Bank with an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring subsequent to the fifth Business Day preceding the Revolving Credit Termination Date. Any request for the issuance of a Letter of Credit shall be deemed a representation and warranty by the Borrower to the Issuing Bank and the Lenders that all the representations and warranties set forth in Article VII hereof and in the other Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the representations and warranties set forth in Sections
7.4 and 7.6 hereof shall be deemed to include and take into account any merger or consolidation permitted under Section 9.6 hereof and the reference to the financial statement in Section 7.6(a) hereof are to those financial statements most recently delivered pursuant to Section 8.1.

         3.2. Reimbursement and Participations.

                  (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by
         Section 2.1 and Swing Line Loans if permitted by Section 2.4) sufficient funds to pay all debts and liabilities arising under any Letter of Credit; provided that to the extent permitted by Section 2.1, such amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Issuing Bank agrees to give the Borrower prompt written notice of any request for a draw under a Letter of Credit. The Borrower's obligations to pay the Issuing Bank under this Section 3.2, and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the unavailability of any Advance under the Revolving Credit Facility. In the event an Advance is not available under the Revolving Credit Facility, the Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder on demand at the Default Rate from the date such amount was due and payable to the date such amount is paid in full.

                  (b) In accordance with the provisions of Section 2.1(c), the Issuing Bank shall notify the Agent (and shall also notify the Borrower) of any drawing under any Letter of Credit as promptly as practicable following the receipt by the Issuing Bank of such drawing.

                  (c)  Each  Lender   (other   than  the  Issuing   Bank)  shall
         automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 3.2(a), each Lender (other than the Issuing Bank) thereby, shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit in the manner and with the effect provided in Section 2.1(c)(iii).

                  (d) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.1(c)(iii)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to Section 2.1(c)(iii) and Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (e) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to each Lender, a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender at such Lender's expense, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (f) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VI, be subject to the conditions that (x) such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, (y) the issuance of such Letter of Credit shall not violate any policy of the Issuing Bank, and (z) the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an existing Letter of Credit), (i) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

                  (g) The Borrower agrees that the Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents. The Issuing Bank will use reasonable care in accordance with its established procedures for its customers generally to determine that a legal representative is authorized to sign a Letter of Credit for a party.

                  (h) Without limiting the generality of the provisions of, and without duplication of, Section 12.9, the Borrower hereby agrees to defend, indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the party to be indemnified. The indemnification and hold harmless provisions of this Section 3.2(h) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, the Facility Termination Date and expiration or termination of this Agreement.

                  (i) Without limiting Borrower's rights as set forth in Section 3.2(h), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Application and Agreement for any Letter of Credit, under the following circumstances:

                           (i) any lack of  validity  or  enforceability  of any
                  Letter of Credit, the obligation supported by any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                           (ii) any  amendment or waiver of or any consent to or
                  departure from all or any of the Related LC Documents;

                           (iii) the existence of any claim, setoff,  defense or
                  other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute  between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                           (v) the existence, character, quality, quantity, condition, value, or delivery (including the time, place, manner or order thereof) of property described or purportedly described in documents presented in connection with any Letter of Credit or the existence, nature or extent of any insurance relating thereto;

                           (vi) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vii) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                           (viii)   any   other    circumstance   or   happening
                  whatsoever, whether or not similar to any of the foregoing.

         3.3. Governmental Action. The Issuing Bank shall be under no obligation to issue any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it.

                                   ARTICLE IV

                Eurodollar Funding, Fees, and Payment Conventions
                -------------------------------------------------

         4.1. Interest Rate Options. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to elect the Type of Loan and the duration of the initial and any subsequent Interest Periods and to Convert Revolving Loans in accordance with Sections 2.1(c)(i) and 4.2, as applicable; provided, however, (a) there shall not be outstanding at any one time Eurodollar Rate Loans having more than fifteen (15) different Interest Periods, and (b) no Eurodollar Rate Loan shall have an Interest Period that extends beyond the Stated Termination Date. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by Sections 2.1(c)(i) and 4.2, as applicable, the Borrower shall be deemed to have elected to obtain or Convert such Loan to (or Continue such Loan as) a Swing Line Loan, if available under Section 2.4(a), until the Borrower notifies the Agent in accordance with Section 4.2; provided, however, if Swing Line Loans are not available, the Borrower shall be deemed to have elected to Convert or Continue such Loan as a Base Rate Loan. The Borrower shall not be entitled to elect to Continue any Loan as or Convert any Loan into a Eurodollar Rate Loan if a Default or Event of Default shall have occurred and be continuing.

         4.2. Conversions and Elections of Subsequent Interest Periods. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the limitations set forth in the definition of "Interest Period" and in Section 4.1 and Article V, the Borrower may:

                  (a) after notice to the Agent on or before 10:30 A.M. on any Business Day, Convert all or a part of any Eurodollar Rate Loan to a Base Rate Loan on the last day of the Interest Period for such Eurodollar Rate Loan; and

                  (b) upon delivery of notice to the Agent on or before 10:30 A.M. three (3) Business Days' prior to the date of such Conversion or
         Continuation:

                           (i) elect a subsequent  Interest  Period for all or a
                  portion of any Eurodollar Rate Loan to begin on the last day of the then current Interest Period for such Eurodollar Rate Loan; or

                           (ii) Convert any Base Rate Loan to a Eurodollar  Rate
                  Loan on any Business Day.

         No Swing Line Loan may be converted into any other type of Loan and none of such other types of Loans may be converted into Swing Line Loans.

         Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the Eurodollar Rate Loan affected and the effective date of such Continuation or Conversion, and, if a Continuation as or Conversion into a Eurodollar Rate Loan, the Interest Period to be applicable to the Loan as Continued or Converted. Where telephonic notice is given, the Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders. Each election and conversion pursuant to this Section 4.2 shall be subject to the limitations on Eurodollar Rate Loans set forth in Sections 2.1(a), (b) and (c).

         4.3. Payment of Interest. The Borrower shall pay interest to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender, commencing on the first date of such Revolving Loan until such Revolving Loan shall be repaid, at the applicable Base Rate or Eurodollar Rate as designated by the Borrower in the related Borrowing Notice or Interest Rate Selection Notice or as otherwise provided hereunder. Interest on each Revolving Loan shall be paid on the earlier of (a) in the case of any Base Rate Loan, quarterly in arrears of the last Business Day of each September, December, March or June, commencing June 2001, until the Revolving Credit Termination Date, at which date the entire principal amount of and all accrued interest and fees on the Revolving Loans shall be paid in full, (b) in the case of any Eurodollar Rate Loan, on last day of the applicable Interest Period for such Eurodollar Rate Loan and if such Interest Period extends for more than three (3) months, at intervals of three
(3) months after the first day of such Interest Period, and (c) upon payment in full of the related Revolving Loan; provided, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise) or any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate.

         4.4. Prepayments of Eurodollar Rate Loans. Whenever any payment of principal shall be made in respect of any Loan hereunder, whether at maturity, by acceleration, by optional or mandatory prepayment or as otherwise required or permitted hereunder, with the effect that any Eurodollar Rate Loan shall be prepaid in whole or in part prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, such payment of principal shall be accompanied by the additional payment, if any, required by Section 5.5.

         4.5. Manner of Payment.

                  (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid by or on behalf of the Borrower to the Lenders, the Issuing Bank, the Agent, or Bank of America with respect to any Loan, Letter of Credit, Reimbursement Obligation, or Swing Line Loan, shall be made to the Agent at the Principal Office in Dollars in immediately available funds without condition or deduction for any setoff, recoupment, deduction or counterclaim on or before 2:00 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of such payment, when due, from any one or more ordinary deposit accounts of the Borrower with the Agent.

                  (b) Any payment made by or on behalf of the Borrower that is not made both in Dollars in immediately available funds and prior to 2:00 P.M. on the date such payment is to be made shall constitute a non-conforming payment. Any such non-conforming payment shall not be deemed to be received until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default as otherwise provided herein. Interest shall continue to accrue at the Default Rate on any principal, interest, fees or other amounts required to be paid hereunder as to which no payment or a non-conforming payment is made from the date such amount was due and payable until the later of (i) the date such funds become available funds or (ii) the next Business Day.

                  (c) In the event that any payment hereunder or under any of the Notes or any other Loan Document becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; provided, however, that interest and applicable fees shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         4.6. Fees.

                  (a) Facility Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a facility fee (the "Facility Fee") equal to the product of the Applicable Margin for calculating the Facility Fee multiplied by the average daily amount of the Total Revolving Credit Commitment. Such payments of Facility Fees provided for in this Section 4.6(a) shall be due in arrears on the last Business Day of each September, December, March and June commencing on the Closing Date to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available in accordance with the terms of this Agreement any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Each fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                  (b) Letter of Credit Facility Fees. The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, quarterly in arrears on the last Business Day of each September, December, March and June, beginning on the Closing Date, a fee per annum equal to (i) for each Standby Letter of Credit issued after the Closing Date, the product of the aggregate amount available to be drawn on such Standby Letter of Credit multiplied by the Applicable Margin for Eurodollar Rate Loans, and (ii) for each Commercial Letter of Credit issued after the Closing Date, the greater of (1) $75.00 and (2) the product of the stated amount of such Commercial Letter of Credit multiplied by one-tenth of one percent (.10%) . Such fees for Standby Letters of Credit shall be calculated on the basis of a year of 360 days for the actual number of days during which such Letters of Credit are outstanding.

                  (c) Letter of Credit Fronting and Administrative Fees. The Borrower shall pay to the Issuing Bank a fronting fee as set forth in the Fee Letter.

                  (d) Additional Fees. In addition to any fees described above, the Borrower agrees to pay to the Agent and the Issuing Bank such other fees as may be agreed to from time to time in a separate writing or writings.

         4.7. Pro Rata Payments. Except as otherwise specified herein, (a) each payment and prepayment on account of the principal of and interest on Loans, the fees described in Section 4.6(a) and (b), and Reimbursement Obligations as to which the Lenders have funded their respective Participations which remain outstanding, shall be made to the Agent for the account of the Lenders in the aggregate amount payable to the Lenders pro rata based on their Applicable Commitment Percentages, and (b) each payment of principal of and interest on the Swing Line Loans shall be made to the Agent for the account of Bank of America. All payments to be made by the Borrower hereunder, shall be made without set-off or counterclaim. The Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         4.8. Computation of Rates and Fees. Except as may be otherwise expressly provided, (a) the Eurodollar Rate and the Default Rate and fees shall be computed on the basis of a year of 360 days and calculated for actual days elapsed and (b) the Base Rate shall be computed on the basis of a year of 365 (or 366 if a leap year) days and calculated for the actual number of days elapsed.

         4.9. Deficiency Advances; Failure to Purchase Participations. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or Advance hereunder or to fund its purchase of any Participation hereunder nor shall any Lender's Revolving Credit Commitment, Letter of Credit Commitment or obligation to purchase a Participation in Swing Line Loans be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing or the provisions of Section 4.10, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its applicable Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance (together with interest thereon as provided in clause (ii)) shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Loan comprising the deficiency advance at the Federal Funds Rate, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank or Bank of America as the Swing Line Lender, as applicable, such Lender shall pay to the Issuing Bank or Bank of America as the Swing Line Lender, as applicable, such amount on demand, together with interest at the Federal Funds Rate on the amount so due from the date of such notice to the date such purchase price is received by the Issuing Bank or Bank of America as the Swing Line Lender, as applicable. In the event any Lender shall fail to advance funds to the Borrower as herein provided and such failure shall continue for a period in excess of ten
(10) Business Days, then, notwithstanding the provisions of Section 2.1(e) hereof, the Borrower may terminate such Lender's Revolving Credit Commitment by repaying in full the amount of all principal and interest due such Lender under such Lender's Notes and all other amounts due hereunder and providing for a Replacement Bank.

         4.10. Intraday Funding. Without limiting the provisions of Section 4.9, unless the Borrower or any Lender has notified the Agent not later than 12:00 Noon of the Business Day before the date any payment (including in the case of Lenders any Advance) to be made by it is due, that it does not intend to remit such payment, the Agent may, in its discretion, assume that Borrower or each Lender, as the case may be, has timely remitted such payment in the manner required hereunder and may, in its discretion and in reliance thereon, make available such payment (or portion thereof) to the Person entitled thereto as otherwise provided herein. If such payment was not in fact remitted to the Agent in the manner required hereunder, then:

                  (i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate; and

                  (ii) if any Lender failed to make such payment, the Agent shall be entitled to recover such corresponding amount forthwith upon the Agent's demand therefor. The Agent promptly shall notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent in immediately available funds upon receipt of such demand, but without paying any amounts pursuant to Section 5.5 hereof. The Agent also shall be entitled to recover interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, (A) from such Lender at a rate per annum equal to the daily Federal Funds Rate or (B) from the Borrower, at a rate per annum equal to the interest rate applicable to the Loan which includes such corresponding amount. Until the Agent shall recover such corresponding amount together with interest thereon, such corresponding amount shall constitute a deficiency advance within the meaning of Section 4.9. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                                    ARTICLE V

                             Change in Circumstances
                             -----------------------


         5.1. Increased Cost and Reduced Return.

                  (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                           (i) shall  subject  such  Lender  (or its  Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, its Note, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose,  modify,  or deem  applicable  any
                  reserve, special deposit, assessment or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including Revolving Credit Commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its  Applicable
                  Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 5.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
         Section 5.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
         Section 5.1 shall furnish to the Borrower and the Agent a statement setting forth the nature of the change giving rise to the compensation requested and the calculations, in reasonable detail, setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  (d) The provisions of this Section 5.1 shall continue in effect notwithstanding the Facility Termination Date.

         5.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Agent determines (which determination shall be conclusive absent manifest error) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

         then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         5.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 5.4 shall be applicable).

         5.4. Treatment of Affected Loans. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 5.2 or 5.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 5.2 or 5.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Converted instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall remain as Base Rate Loans.

         If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.2 or 5.3 hereof that gave rise to the maintenance or Conversion of such Lender's Affected Loans pursuant to this Section 5.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         5.5. Compensation. Upon demand of any Lender (with a copy to the Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any actual loss, cost or expense incurred by it as a result of:

any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or


         (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan notwithstanding satisfaction of all conditions precedent thereto) to prepay, borrow, Continue or Convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

A determination  of a Lender as to the amounts payable  pursuant to this Section
5.5  shall  be  conclusive   absent  manifest  error.   The  Lender   requesting
compensation under this Section 5.5 shall furnish to an Authorized Representative and the Agent calculations in reasonable detail setting forth such Lender's determination of the amount of such compensation which shall be paid within thirty (30) days of the submission of such determination.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 5.5, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Interbank Offered Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

         The   provisions   of  this  Section  5.5  shall   continue  in  effect
notwithstanding the Facility Termination Date.

         5.6. Taxes.

                  (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Lender or the Agent, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and
         (iv) the Borrower shall furnish to such Lender or the Agent, as applicable, at its address referred to in Section 12.2, the original or a certified copy of a receipt, as applicable, evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender shall provide the Borrower and the Agent two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its lending office) to avoid any requirement of applicable laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If any Governmental Authority asserts that the Agent did not properly withhold any tax or other amount from payments made in respect of such Person due solely to the failure of such Person to deliver the foregoing documentation or failure to provide the foregoing notification, such Person shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this sentence, and costs and expenses (including the reasonable fees and expenses of counsel (including the allocated cost of internal counsel)) of the Agent. The obligation of the Lenders under this Section shall survive the resignation or replacement of the Agent and shall continue in effect notwithstanding the Facility Termination Date.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 5.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 5.6(a) or 5.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 5.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent or the applicable Lender the original or a certified copy of a receipt evidencing such payment.

                  (h) The provisions of this Section 5.6 shall continue in effect notwithstanding the Facility Termination Date.

         5.7. Replacement Banks. In the event that any Lender (a) shall have its obligation to make or continue, or convert other Loans into, Eurodollar Rate Loans suspended pursuant to this Article V for a period in excess of thirty (30) days, or (b) shall request compensation for additional costs pursuant to Section
5.1 hereof then, notwithstanding the provisions of Section 2.1(e) hereof, the Borrower may terminate such Lender's Revolving Credit Commitment by repaying in full the amount of all principal and interest due under such Lender's Notes and all other amounts due hereunder and providing for a Replacement Bank.

                                   ARTICLE VI

            Conditions to Making Loans and Issuing Letters of Credit
            --------------------------------------------------------

         6.1. Conditions of Initial Advance. The effectiveness of this Agreement and the obligation of the Lenders to make the initial Advance under the Revolving Credit Facility, and of the Issuing Bank to issue any Letter of Credit, and of Bank of America to make any Swing Line Loan, is subject to the conditions precedent that:

                  (a) the Agent shall have received on the Closing Date, in form and substance reasonably satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of each of this Agreement, the
                  Notes, the initial Facility Guaranties, and the other Loan Documents, together with all schedules and exhibits thereto;

                           (ii) the favorable  written  opinion or opinions with
                  respect to the Loan Documents and the transactions contemplated thereby of counsel to the Credit Parties dated the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit G or such other form as is accepted by Agent;

                           (iii) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary or other appropriate officer as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, authorizing the execution, delivery and performance thereof and appointing (in the case of the Borrower) the initial Authorized Representative;

                           (iv) specimen signatures of officers or other appropriate representatives executing the Loan Documents on behalf of each of the Credit Parties, certified by the secretary or assistant secretary or other appropriate official of such Credit Party;

                           (v) the Organizational Documents of each of the Credit Parties certified as of a recent date by the Secretary of State of its state of organization;

                           (vi) Operating Documents of each of the Credit Parties certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                           (vii) certificates  issued as of a recent date by the
                  Secretaries of State of the respective jurisdictions of formation of each of the Credit Parties as to the due existence and good standing of such Person;

                           (viii) appropriate certificates of qualification to do business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each of the Credit Parties as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect;

                           (ix) notice of appointment of the initial  Authorized
                  Representative(s);

                           (x) certificate of an Authorized Representative dated
                  the Closing Date demonstrating compliance with the financial covenants contained in Sections 9.1(a) through 9.1(d) as of the end of the fiscal quarter most recently reported prior to the Closing Date, substantially in the form of Exhibit H;

                           (xi) a certificate of an Authorized Representative of
                  the Borrower certifying as to the continuing effectiveness of all policies of insurance required by the Loan Documents;

                           (xii) an initial  Borrowing  Notice,  if any, and, if
                  elected by the Borrower, Interest Rate Selection Notice;

                           (xiii) evidence that all fees payable by the Borrower
                  on the Closing Date to the Agent, BAS and the Lenders have been paid in full, including the due diligence expenses of the Agent and the reasonable fees and expenses of counsel for the Agent to the extent invoiced prior to or on the Closing Date (which may include amounts constituting reasonable estimates of such fees and expenses incurred or to be incurred in connection with the transaction; provided that no such estimate shall thereafter preclude the final settling of accounts as to such fees and expenses);

                           (xiv) a certificate  of the Treasurer of the Borrower
                  as to the  matters  described  in  Section  6.1(b)(i)  through
                  (iii);

                           (xv)  repayment  in full of all  amounts  outstanding
                  under,   and   termination  of,  the  Existing  Senior  Credit
                  Facility; and

                           (xvi) such other documents, instruments, certificates
                  and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith judgment of the Agent and the Lenders:

                           (i) there shall not have  occurred or become known to
                  the Agent or the Lenders any information, event, condition, situation or status since February 24, 2001 concerning the Credit Parties prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                           (ii) Except as set forth in the Borrower's  Form 10-K
                  filed with the Securities and Exchange Commission for the Borrower's Fiscal Year ended February 24, 2001, no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be likely to result in a Material Adverse Effect; and

                           (iii) the  Credit  Parties  shall have  received  all
                  approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of
                  (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Credit Parties is a party or by which any of them or their properties is bound, except for such approvals, consents, waivers, filings and notices for which the non-receipt, making or giving of which will not have a Material Adverse Effect.

         6.2. Conditions of Revolving Loans and Letter of Credit. The obligations of the Lenders to make any Advances and the Issuing Bank to issue (or renew) Letters of Credit and Bank of America to make Swing Line Loans, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent or, in the case of Swing Line Loans, Bank of America shall have received a Borrowing Notice as required by Article II and the Lenders have received notice of receipt of such notice of borrowing or request pursuant to Section 2.1(c)(i) hereof;

                  (b) the representations and warranties of the Credit Parties set forth in Article VII and in each of the other Loan Documents shall be true and correct on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except (i) to the extent that such representations and warranties expressly relate to an earlier date, (ii) that the representations and warranties set forth in Sections 7.4 and 7.6 hereof shall be deemed to include and take into account any merger or consolidation permitted under Section 9.6 hereof, and (iii) that the financial statements referred to in Section 7.6(a) shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 8.1;

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content reasonably acceptable to the Issuing Bank together with such other instruments and documents as it shall reasonably request;

                  (d) at the time of (and after giving effect to) each Advance, Swing Line Loan or the issuance or renewal of a Letter of Credit, no Default or Event of Default specified in Article X shall have occurred and be continuing; and

                  (e)      immediately after giving effect to:

                           (i) a Revolving  Loan,  a Swing Line Loan or a Letter
                  of Credit or renewal thereof, (1) the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment and (2) each Lender's Applicable Commitment Percentage of Revolving Loans and Participations shall not exceed its Revolving Credit Commitment; and

                           (ii) a Letter  of  Credit  or  renewal  thereof,  the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations of the Lenders in Letters of Credit and Reimbursement Obligations) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment.

                           (iii) a Swing Line Loan, the Swing Line  Outstandings
                  shall not exceed $25,000,000; and

                                  ARTICLE VII

                         Representations and Warranties
                         ------------------------------

The Borrower represents and warrants with respect to itself, the Parent and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and issuance of Letters of Credit), that:

         7.1.     Organization and Authority.

                  (a) Each Credit  Party is a  corporation  duly  organized  and
         validly   existing   under  the  laws  of  the   jurisdiction   of  its
         incorporation;

                  (b) Each Credit Party (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and
         (y) is qualified to do business and in good standing in every jurisdiction in which failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow and request issuance of Letters of Credit hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) Each Credit Party (other than the Borrower) has the power and authority to execute, deliver and perform the applicable Facility Guaranty and each of the other Loan Documents to which it is a party; and

                  (e) When executed and delivered, each of the Loan Documents to which any Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether considered in a proceeding at law or in equity).

         7.2. Loan Documents. The execution, delivery and performance by each Credit Party of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite Organizational Action of such Credit Party required for the lawful execution, delivery and performance thereof;

                  (b) do not violate the Organizational Documents or Operating Documents of such Credit Party and do not violate in a manner that would reasonably be likely to have a Material Adverse Effect any provisions of (i) any applicable law, rule or regulation, or (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on such Credit Party or its properties, or;

                  (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default in a manner that would reasonably be likely to have a Material Adverse Effect under any contract, indenture, agreement or other instrument or document to which such Credit Party is a party, or by which the properties or assets of such Credit Party are bound; and

                  (d) does not and will not result in the creation or imposition of any material Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Credit Party or any Subsidiary except any Liens in favor of the Agent and the Lenders created by the Loan Documents.

         7.3. Solvency. Each Credit Party is Solvent after giving effect to the transactions contemplated by this Agreement and the other Loan Documents.

         7.4. Material Subsidiaries and Stockholders. The Borrower has no Material Subsidiaries other than those Persons listed as Material Subsidiaries in Schedule 7.4 and additional Subsidiaries created or acquired after the Closing Date in compliance with Section 8.19; Schedule 7.4 states as of the date hereof the correct name of each Material Subsidiary, the jurisdiction of organization of each Material Subsidiary, the organizational form of each entity, the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Material Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by the Borrower; the outstanding shares or other equity interests of each Material Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower owns beneficially and of record all the issued and outstanding shares of capital stock or equity interests of each Material Subsidiary owned by it, free and clear of any Lien.

         7.5. Intentionally Omitted.

         7.6. Financial Condition.

                  (a) The  Borrower has  heretofore  furnished to each Lender an audited consolidated balance sheet of the Parent, the Borrower and its Subsidiaries as at February 24, 2001 and the notes thereto and the related consolidated statements of operations, cash flows, and stockholders' equity for the Fiscal Year then ended as examined and certified by Ernst & Young. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition and results of operations of the Parent, the Borrower and its Subsidiaries as of the end of and for such Fiscal Year, all in conformity with GAAP applied on a Consistent Basis;

                  (b) since the later of (i) the date of the audited financial statements delivered pursuant to Section 7.6(a) hereof or (ii) the date of the audited financial statements most recently delivered pursuant to
         Section 8.1(a) hereof, there has not occurred any event, condition or circumstance which has had or could reasonably be expected to have a Material Adverse Effect, nor have the businesses, properties or operations of the Parent, the Borrower and its Subsidiaries, considered as a whole, been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) except as set forth in Schedule 7.6 or the Borrower's Form 10-K filed with the Securities and Exchange Commission for the Borrower's Fiscal Year ended February 24, 2001, neither the Parent, the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness. Neither the Parent, the Borrower nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent, the Borrower or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Parent, the Borrower or any Subsidiary the outstanding principal amount of which exceeds $30,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         7.7. Title to Properties. The Borrower and each of its Material Subsidiaries and each other Credit Party has title to all its material real and personal properties, which is not subject to any transfer restrictions or Liens of any kind, except (i) for the transfer restrictions and Liens described in
Schedule 7.7, (ii) for Liens permitted by Section 9.2, and (iii) where a failure to have such title would not reasonably be likely to have a Material Adverse Effect. All material leases that the Borrower is a party to as lessee are (as against the Borrower and, to the best knowledge of the Borrower, as against the lessor thereunder) valid and subsisting and are in full force and effect in all material respects.

         7.8. Taxes. Except as set forth in Schedule 7.8, the Borrower and each of its Subsidiaries and each other Credit Party has filed or caused to be filed or caused to be properly extended all federal, state, local and foreign tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 7.6(a) or Sections 8.1(a) or (b) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all material taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become and remain due and before they have become delinquent. The federal income tax liability of the Borrower and its Subsidiaries has been determined by the Internal Revenue Service and paid for all Fiscal Years up to and including the Fiscal Year ended February 25, 1995.

         7.9. Other Agreements. No Credit Party is

                  (a) a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which such Credit Party is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect.

         7.10. Litigation. Except as set forth in the Borrower's Form 10-K filed with the Securities and Exchange Commission for the Borrower's Fiscal Year ended February 24, 2001, there is no action, suit, investigation or proceeding at law or in equity or by or before any Governmental Authority or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against any Credit Party or affecting any Credit Party or any properties or rights of a Credit Party, which could reasonably be likely to have a Material Adverse Effect.

         7.11. Margin Stock. The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which violates or which would be inconsistent with Regulation U (12 CFR Part 221) or Regulation X (12 CFR Part
224) of the Board. Neither the Borrower, the Parent nor any other Credit Party nor any agent acting on their respective behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

         7.12. Regulated Company. No Credit Party is (i) an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment
Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.) or (ii) a "holding company" or a "subsidiary company" or "affiliate" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Letters of Credit and application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of the foregoing acts, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

         7.13. Patents, Etc. The Borrower and each other Credit Party owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights, or rights thereto, that are material or necessary to the business, operations, affairs, financial condition, assets or properties of the Parent or the Borrower or its Subsidiaries taken as a whole, as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, other proprietary right of any other Person, except for those conflicts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         7.14. No Untrue Statement. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any other Credit Party in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Agent or the Lenders in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading in any material respect.

         7.15. No Consents, Etc. Neither the respective businesses or properties of the Parent, the Borrower or any of its Subsidiaries, nor any relationship between the Parent, the Borrower and any of its Subsidiaries and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Parent, the Borrower or any of its Subsidiaries as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by this Agreement or the other Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

         7.16. Employee Benefit Plans.

                  (a) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined or the Borrower or its Subsidiaries is in the process of obtaining a determination by the Internal Revenue Service to be so qualified, each trust related to such plan has been determined to be exempt under Section 501(a) of the Code, and each Employee Benefit Plan subject to any Foreign Benefit Law has received the required approvals by any Governmental Authority regulating such Employee Benefit Plan. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan, or (v) failed to make a required contribution or payment, or otherwise failed to operate in compliance with any Foreign Benefit Law regulating any Employee Benefit Plan;

                  (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

                  (d) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA, or the funding of which is regulated by any Foreign Benefit Law did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

                  (e) To the best of the Borrower's knowledge, each Employee Benefit Plan which is subject to Title IV of ERISA or the funding of which is regulated by any Foreign Benefit Law, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA, applicable Foreign Benefit Law and other applicable laws, regulations and rules;

                  (f) The consummation of the Loans and the issuance of the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

                  (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan (other than routine claims for benefits).

         7.17. No Default. As of the date hereof, to the knowledge of each Authorized Representative, there does not exist any Default or Event of Default.

         7.18. Environmental Laws. Except as listed on Schedule 7.18, the Borrower and each Subsidiary and each other Credit Party is in compliance with all applicable Environmental Laws and has been issued and currently maintains all required federal, state and local permits, licenses, certificates and approvals except to the extent non-compliance could reasonably be expected to have a Material Adverse Effect. Except as listed on Schedule 7.18, neither the Borrower nor any Subsidiary nor any other Credit Party has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Borrower nor any Subsidiary nor any other Credit Party is aware of any facts, which (a) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any Subsidiary or any other Credit Party with any Environmental Laws which non-compliance could reasonably be expected to have a Material Adverse Effect, (b) seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any license, permit or approval necessary for the operation of the Borrower's or any Subsidiary's or any other Credit Party's business or facilities or for the generation, handling, storage, treatment or disposal of any Hazardous Materials which suspension, revocation or termination could reasonably be expected to have a Material Adverse Effect, or (c) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Subsidiary or other Credit Party to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law which restrictions could reasonably be expected to have a Material Adverse Effect.

         7.19. Employment Matters. Except to the extent a failure to maintain compliance would not have a Material Adverse Effect or except as disclosed on the Borrower's Form 10-K filed with the Securities and Exchange Commission for the Borrower's Fiscal Year ended February 24, 2001, the Borrower and each Subsidiary and each other Credit Party is in compliance in all material respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, and there is neither pending nor, to the knowledge of the Borrower, threatened any litigation, administrative proceeding or investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

         7.20. RICO. Neither the Borrower nor any Material Subsidiary nor any other Credit Party is engaged in or has engaged in any course of conduct that could reasonably be expected to subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

         7.21. Foreign Assets Control Regulations, etc. Neither the Indebtedness incurred by the Borrower hereunder nor the Borrower's use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

                                  ARTICLE VIII

                              Affirmative Covenants
                              ---------------------

Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable, will cause each other Credit Party to:

         8.1. Financial Reports, Etc. (a) As soon as practical and in any event within 95 days after the end of each Fiscal Year of the Parent, deliver or cause to be delivered to the Agent and each Lender (i) consolidated balance sheets of the Parent, the Borrower and its Subsidiaries as at the end of such Fiscal Year, and the notes thereto, and the related consolidated statements of operations, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for and as of the end of the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing opinions of Ernst & Young, or other such independent certified public accountants selected by the Borrower and of similar nature, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Parent and its Subsidiaries and without any exception not reasonably acceptable to the Required Lenders, and (ii) a certificate of an Authorized Representative who also is an officer of the Parent as to the absence of any Default or Event of Default and demonstrating compliance with Section 9.1, which certificate shall be in the form of Exhibit H;

         (b) as soon as practical and in any event within 50 days after the end of each fiscal quarter (except the last fiscal quarter of the Fiscal Year), deliver to the Agent and each Lender (i) consolidated balance sheets of the Parent, the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of operations and stockholders' equity for such fiscal quarter and statements of cash flow for the period from the beginning of the then current Fiscal Year through the end of such Fiscal
Quarter, setting forth in each case in comparative form the figures for the corresponding periods from the preceding Fiscal Year and accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Parent, the Borrower and its Subsidiaries as of the end of such reporting period and the results of their operations and the changes in their financial position for such reporting period, prepared in conformity with GAAP applied on a Consistent Basis, without notes and subject to year-end audit adjustments, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to Section 8.1(a)(ii);

         (c) together with each delivery of the financial statements required by
Section 8.1(a)(i), deliver to the Agent and each Lender a letter from the Borrower's accountants specified in Section 8.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under Section 8.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

         (d) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Parent, the Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, and (ii) any proxy statement distributed by the Parent, the Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general, all such reports and statements to be delivered without exhibits unless otherwise reasonably requested by the Agent;

         (e) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and any Subsidiary's operations, business affairs, assets, properties and financial condition as the Agent or such Lender may reasonably request.

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial information delivered hereunder to the Lenders (or the parent of any Lender or a wholly-owned subsidiary of the parent of any Lender) or to the Agent, to any regulatory authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor, or, subject to Section 12.1(d) hereof, to any other Person who shall acquire or consider the acquisition of a participation interest in or assignment of any Loan or Letter of Credit permitted by this Agreement or as otherwise permitted pursuant to
Section 12.14 hereof.

         8.2. Maintain Properties. Maintain all properties necessary to its operations in good working order and condition (ordinary wear and tear excepted), make all needed repairs, replacements and renewals to such properties, and preserve, protect and maintain free from Liens (other than Liens permitted under Section 9.2 hereof) all material trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are necessary or useful to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices.

         8.3. Existence, Qualification, Etc. Do or cause to be done all things necessary to preserve and keep in full force and effect (a) its existence and
(b) all material rights, franchises and permits, except to the extent terminated or conveyed in connection with a transaction permitted under Section 9.4 or 9.6, and maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and where the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.

         8.4. Regulations and Taxes. File all income tax or similar returns required to be filed in any jurisdiction and comply with all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation before they become delinquent which, if unpaid, might become a Lien against any of its material properties, except liabilities being contested in good faith by appropriate proceedings diligently conducted provided that adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP.

         8.5. Insurance. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated,
(b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes), such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than are maintained by similarly situated entities of established reputation engaged in the same or similar lines of business and such insurance policies to be in form reasonably satisfactory to the Agent. The Borrower shall use its best efforts to ensure that each of the policies of insurance described in this Section 8.5 providing material coverage and policy limits to the Borrower and its Subsidiaries on a consolidated basis will provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall terminate, lapse, be cancelled or be materially amended.

         8.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions in accordance with customary business practices, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         8.7. Right of Inspection. Permit any Person designated by the Agent, at the Agent's expense (unless a Default or Event or Default shall exist, then at the Borrower's expense), to visit and inspect any of the properties, corporate books and financial reports of the Parent, the Borrower or any of its Subsidiaries and to discuss its or their affairs, finances and accounts with its or their principal officers and independent certified public accountants, all at such reasonable times and as often as the Agent may reasonably request.

         8.8. Observe all Laws. Conform to and duly observe all laws (including, without limitation, Environmental Laws), rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of its business and obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or the conduct of its business, except to the extent that non-compliance with such requirements or failure to obtain or maintain such governmental authorizations could not reasonably be expected to have a Material Adverse Effect.

         8.9. Pay Indebtedness to Lenders and Perform Other Covenants. Make full and timely payment of the principal of and interest on the Notes and all other Obligations, whether now existing or hereafter arising.

         8.10. Covenants Extending to Other Persons. Cause each of its Material Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 8.2 through 8.9, inclusive.

         8.11. Officer's Knowledge of Default. Upon any Authorized Representative obtaining knowledge of any Default or Event of Default or any default under any other material obligation of the Parent, the Borrower or any Subsidiary, or any event, development or occurrence which would have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly deliver to the Agent written notice thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

         8.12. Suits or Other Proceedings. Upon any Authorized Representative obtaining knowledge of any litigation or other proceedings (including, without limitation, any environmental proceedings) being instituted against the Parent, the Borrower or any Subsidiary or otherwise questioning the validity or enforceability of, or the ability of any Credit Party to enter into or perform under, the Loan Documents, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, making a claim or claims in an aggregate stated amount greater than $25,000,000 not otherwise covered by insurance, promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         8.13. Notice of Environmental Complaint or Condition. Promptly provide to the Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims or citations received by the Borrower or any Subsidiary relating to any material (a) violation or alleged violation by the Parent, the Borrower or any Subsidiary of any applicable Environmental Law;
(b) release or threatened release by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or any Subsidiary, of any Hazardous Material, except where occurring legally pursuant to a permit or license; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         8.14. Environmental Compliance. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any applicable Environmental Laws which could reasonably be likely to have a Material Adverse Effect, promptly deliver a copy of such notice to the Agent and use their reasonable best efforts to remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability within a reasonable time.

         8.15. Indemnification. Without limiting the generality of Section 12.9, the Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and any affiliate of any Lender party to a Swap Agreement, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including assessment and cleanup costs and reasonable attorneys' fees, expenses and disbursements) arising directly or indirectly from, out of or by reason of
(a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, transportation, treatment, emission, release, discharge or disposal of any Hazardous Materials by or on behalf of the Borrower or any Subsidiary, or on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 8.15 shall continue in effect notwithstanding the Facility Termination Date.

         8.16. Further Assurances. At the Borrower's reasonable cost and expense, upon request of the Agent or the Lenders, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements and financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent or the Lenders to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         8.17. Employee Benefit Plans.

                  (a) With reasonable promptness, and in any event within thirty
         (30) days thereof, give notice to the Agent of (a) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (b) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or
         Section 412 of the Code (in the case of Employee Benefit Plans regulated by the Code or ERISA) or under any Foreign Benefit Law (in the case of Employee Benefit Plans regulated by any Foreign Benefit
         Law) by the due date;

                  (b) Promptly and in any event within fifteen (15) days of becoming aware of the occurrence or forthcoming occurrence of any (a) Termination Event or (b) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

                  (c) With reasonable promptness but in any event within fifteen
         (15) days for purposes of clauses (a), (b) and (c), deliver to the Agent copies of (a) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's or any Governmental Authority's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Employee Benefit Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         8.18. Intentionally Omitted.

         8.19. New Subsidiaries. Promptly, but no later than twenty-one (21) days after (a) the acquisition or creation of any Subsidiary which would have been a Material Domestic Subsidiary if included in the Borrower's consolidated financial statements for the fiscal year then most recently ended, or (b) any previously existing Person becomes a Material Domestic Subsidiary as reflected in the then most recent financial statements delivered pursuant to Section 8.1 hereof, cause to be delivered to the Agent for the benefit of the Lenders each of the following:

                  (a) a Facility Guaranty executed by such Material Domestic Subsidiary substantially in the form of Exhibit I, with appropriate insertions of identifying information and such other changes to which the Agent may consent in its discretion;

                  (b) an opinion of counsel to the Subsidiary dated as of the date of delivery of the Facility Guaranty provided for in this Section
         8.19 and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinions of counsel delivered pursuant to Section 6.1(a)), to the effect that:

                           (i) such Subsidiary is duly organized, validly existing and in good standing in the jurisdiction of its formation, has the requisite power and authority to own its properties and conduct its business as then owned and then conducted and proposed to be conducted and to execute, deliver and perform the Facility Guaranty described in this Section
                  8.19 to which such Subsidiary is a signatory, and is duly qualified to transact business and is in good standing as a foreign corporation or partnership in each other jurisdiction in which the character of the properties owned or leased, or the business carried on by it, requires such qualification and the failure to be so qualified would reasonably be likely to result in a Material Adverse Effect;

                           (ii) the execution,  delivery and  performance of the
                  Facility Guaranty described in this Section 8.19 to which such Subsidiary is a signatory have been duly authorized by all requisite corporate or partnership action (including any required shareholder or partner approval), such agreement has been duly executed and delivered and constitutes the valid and binding agreement of such Subsidiary, enforceable against such Subsidiary in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity);

                  (c) current copies of the Organizational Documents and Operating Documents of such Material Domestic Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents, Operating Documents or applicable law, of the shareholders) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 8.19.

         8.20. Use of Proceeds. Use the proceeds of the Loans solely for the purposes specified in Section 2.2 hereof.

                                   ARTICLE IX

                               Negative Covenants
                               ------------------

Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Material Subsidiary or the Parent to:

         9.1. Financial Covenants.

         (a) Consolidated Shareholders' Equity. Permit Consolidated Shareholders' Equity to be less than (i) $175,000,000 from the Closing Date until (but excluding) the last day of the second fiscal quarter of the current Fiscal Year (the "Closing Date Quarter"), and (ii) as at the last day of each fiscal quarter of the Borrower commencing with the third quarter of the current Fiscal Year until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (A) the amount of Consolidated Shareholders' Equity required to be maintained pursuant to this Section 9.1(a) as at the end of the immediately preceding fiscal quarter (or, in the case of the Closing Date Quarter, required to be maintained as of the Closing Date), plus (B) 50% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day, plus (C) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of the Borrower resulting from the issuance, sale or exchange of equity securities or other capital investments. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with Section 8.1(a) hereof; provided, however, such increase shall be deemed effective as of the first day of the Fiscal Year in which such financial statements are delivered.

         (b) Consolidated Total Debt Ratio. Permit the Consolidated Total Debt Ratio as of the end of any Four-Quarter Period to be greater than 2.25 to 1.00.

         (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any Four-Quarter Period to be less than
5.00 to 1.00.

         (d) Total Subsidiary Indebtedness. Permit at any time the aggregate amount of Indebtedness of the Borrower's Subsidiaries (other than endorsements of negotiable instruments for deposit or collection or similar transaction in the ordinary course of business) to be greater than the lesser of (i) $50,000,000 and (ii) 33% of Consolidated EBITDA for the Four-Quarter Period ending on (or most recently prior to) the date of calculation thereof.

         9.2. Liens. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than

                  (a) Liens created in favor of the Agent and the Lenders, or otherwise existing as of the date hereof and as set forth in Schedule 7.7;

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (e) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Material Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Material Subsidiary;

                  (f) Liens on assets of the Borrower or any of its Subsidiaries and on the capital stock of any of its Subsidiaries, provided the aggregate fair market value (as reasonably determined by the Borrower) of all assets and such capital stock subject to such pledges shall not exceed $25,000,000;

                  (g) deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts with respect to the Core Business, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, and rights of usufruct and similar rights to continued use and possession of lottery equipment or other property in favor of lottery authorities, in each case incurred in the ordinary course of business;

                  (h) Liens securing Indebtedness of the Borrower and its Subsidiaries incurred to finance the acquisition of fixed or capital assets, including any items of equipment acquired after the date hereof, and refinancings thereof, provided that (i) such Liens shall attach concurrently with or within 30 days of the acquisition of such fixed or capital assets or items of equipment, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

                  (i) Liens arising as a result of the use of commercial letters of credit to finance the purchase price of goods in the ordinary course of business in transactions not otherwise prohibited hereunder in favor of the bank issuing such commercial letter of credit and attaching only on such goods so financed; and

                  (j) Liens arising out of judgments or awards in respect of which the Parent, the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided that it shall have set aside on its books adequate reserves, to the extent required by GAAP applied on a Consistent Basis, with respect to such judgment or award.

         9.3.   Guaranties.   Incur,   create,   or  assume  any  guaranties  of
non-consolidated Indebtedness in an aggregate principal amount in excess of $50,000,000.

         9.4. Disposition of Assets. The Borrower will not, and will not permit any Guarantor to, directly or indirectly, sell, lease, transfer or otherwise dispose of (collectively a "Disposition") any of its properties or assets unless, after giving effect to such proposed Disposition, the aggregate net book value of all assets that were the subject of a Disposition during the twelve calendar months immediately preceding the date of such proposed Disposition (the "Disposition Date") does not exceed 15% of Consolidated Assets as at the end of the quarterly fiscal period of the Borrower ended immediately prior to the Disposition Date. Any Disposition of shares of stock of any Subsidiary shall, for purposes of this Section, be valued at an amount that bears the same proportion to the book value of the total assets of such Subsidiary as the number of such shares bears to the total number of issued and outstanding shares of stock of such Subsidiary. Notwithstanding the foregoing, the following Dispositions shall not be taken into account under this Section 9.4:

                  (a)  any  Disposition  of  inventory,   equipment,   fixtures,
         supplies or materials made in the ordinary course of business at fair value;

                  (b) any Disposition to the Parent or to a wholly-owned Material Domestic Subsidiary; and

                  (c) any Disposition the net proceeds of which are applied within 180 days of the related Disposition Date to (x) the repayment of Consolidated Total Indebtedness (and any associated premium) of the Borrower or such Guarantor or (y) the acquisition of assets (other than current assets) to be used in the ordinary course of business of the Borrower or such Guarantor.

         9.5. Investments; Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or all or substantially all of the assets of, or make investments in or permit to exist any interest whatsoever in, any other Person or permit to exist any loans or advances to, or Capital Expenditures with respect to, any Person, except that Borrower and its Subsidiaries may maintain investments or invest in

                  (a) Eligible Securities;

                  (b) other securities for which the aggregate purchase price or initial investment for all such securities does not exceed $10,000,000;

                  (c) investments existing as of the date hereof and either disclosed on the financial statements of the Parent, the Borrower and its Subsidiaries referred to in Section 7.6 hereof or individually and in the aggregate not required to be disclosed in such financial statements or the notes thereto;

                  (d) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (e) key man life insurance with respect to its executive officers;

                  (f) investments in, advances to or Capital Expenditures with respect to any Person other than those Persons described in clauses
         (a),  (b),  (c),  (d),  (e),  (g),  (h),  (i), (j) and (k) hereof in an aggregate Investment Commitment at any time not to exceed $150,000,000; provided that no single or series of related investments, advances or Capital Expenditures permitted under this Section 9.5(f) shall exceed at any time an Investment Commitment of $75,000,000;

                  (g) investments in, advances to or Capital Expenditures with respect to the Borrower or any Subsidiary engaged in the Core Business and loans or advances by the Passive Investment Company to the Borrower or any Guarantor in connection with the Core Business;

                  (h) loans and advances to officers, directors and employees of the Borrower or its Subsidiaries for travel, entertainment and relocation expenses and other business purposes, all in the ordinary course of business;

                  (i) investments of the Borrower under any agreement creating Rate Hedging Obligations;

                  (j) investments representing stock or obligations issued to the Parent, the Borrower or any of its Subsidiaries in settlement of claims against any other Person by reason of a composition or readjustment of debt or a reorganization of any debtor of the Parent or such Subsidiary; and

                  (k) other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $5,000,000.

         9.6. Merger or Consolidation. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to consolidate with or merge into it, provided, however, so long as no Default or Event of Default exists at the time of or would result therefrom (i) any Subsidiary may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly-owned Subsidiary, and (ii) any Person may merge with the Borrower if the Borrower shall be the survivor thereof; provided, however, notwithstanding the foregoing, no Material Domestic Subsidiary may consolidate with or merge into any Subsidiary unless such Material Domestic Subsidiary is the survivor of such consolidation or merger or the Subsidiary is also a Material Domestic Subsidiary and no Default or Event of Default shall exist after giving effect to such merger or consolidation.

         9.7. Dividends, Redemptions and Other Payments. If (a) any Default or Event of Default shall exist under Sections 9.1 (a), (b) or (c) hereof or a Default or Event of Default under any such section would be created by the declaration or payment of cash dividends or any other payment or distribution of cash on account of its capital stock or the purchase, redemption or other retirement of its capital stock, or (b) an Event of Default has occurred and is continuing, declare or pay any cash dividends or make any other payment or distribution of cash on any shares of stock of any class of the Borrower, now or hereafter outstanding, or purchase, redeem or otherwise retire any such shares in consideration of cash or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares in consideration of cash, or agree to do any of the foregoing.

         9.8. Transactions with Affiliates. Enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate (other than a Guarantor), except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services and (b) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         9.9. Benefit Plans. With respect to all Employee Benefit Plans maintained by the Borrower or any ERISA Affiliate:

                  (a) terminate any of such Employee Benefit Plans so as to incur any liability to the PBGC established pursuant to ERISA or to any other Person exercising similar duties and functions under any Foreign Benefit Law where such termination would be reasonably likely to have or would have a Material Adverse Effect;

                  (b) engage in any non-exempt prohibited transaction involving any of such Employee Benefit Plans or any trust created thereunder which would subject the Borrower or an ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Code Section 4975 or ERISA or under any Foreign Benefit Law;

                  (c) fail to pay to any such Employee Benefit Plan any contribution which it is obligated to pay under the terms of such plan;

                  (d)  allow  or  suffer  to  exist  any   accumulated   funding
         deficiency, whether or not waived, with respect to any such Employee Benefit Plan;

                  (e) allow or suffer to exist any occurrence of a reportable event or any other event or condition, which presents a material risk of termination by the PBGC, or to any other Person exercising similar duties and functions under any Foreign Benefit Law, of any such Employee Benefit Plan that is a Single Employer Plan, which termination could result in any liability to the PBGC or under any Foreign Benefit Law; or

                  (f) incur any withdrawal liability with respect to any Multiemployer Plan which would be reasonably likely to have or would have a Material Adverse Effect.

         9.10. Fiscal Year. Change its Fiscal Year without the consent of the Required Lenders, which consent shall not be unreasonably withheld or delayed; provided, however, that each of the Lenders agrees that if an amendment to this Agreement is required solely to make adjustments to the financial covenants in
Section 9.1 hereof as a result of such change in Fiscal Year, no fees shall be charged to the Borrower for such amendment.

         9.11. Dissolution, Etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with (a) the merger or consolidation of Material Subsidiaries into each other or into the Borrower as permitted pursuant to Section 9.6 hereof and (b) the declaration of bankruptcy, liquidation and dissolution of Subsidiaries which are not Material Subsidiaries.

         9.12. Limitations on Sales and Leasebacks. Enter into any Sale and Leaseback Transaction as lessee unless:

                  (a) such Sale and Leaseback Transaction is between such Material Subsidiary and the Borrower or the Parent, between such Material Subsidiary and any wholly-owned Material Subsidiary or between the Borrower or the Parent and any wholly-owned Material Subsidiary;

                  (b) the proceeds received by the Borrower or such Material Subsidiary from such Sale and Leaseback Transaction as lessee are applied within 180 days of the date of such transaction to (x) the prepayment of Consolidated Total Indebtedness (and any associated premium) of the Borrower or such Material Subsidiary or (y) the acquisition of assets (other than current assets) to be used in the ordinary course of business of the Borrower or such Material Subsidiary, as the case may be; or

                  (c) at the time of entering into such Sale and Leaseback Transaction and immediately after giving effect thereto, Priority Debt shall not exceed 15% of Consolidated Assets.

         9.13. Change in Control. Cause, suffer or permit to exist or occur any Change of Control.

         9.14. Transactive  Corporation.  Permit Transactive Corporation to have
(a) total assets equal to or greater than 5% of Consolidated Assets at any time or (b) profits equal to or greater than 5% of Consolidated Total Profits Before Tax at any time unless Transactive Corporation shall have been designated a Material Subsidiary hereunder (notwithstanding the exclusion contained in the definition thereof) by the Borrower and shall have provided to the Agent all Loan Documents required of a Material Subsidiary hereunder.

         9.15. Synthetic Lease Obligations. Create, incur or permit to exist at any time Synthetic Lease Obligations in an aggregate amount in excess of $50,000,000.

                                   ARTICLE X

                       Events of Default and Acceleration
                       ----------------------------------

         10.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II or Article III or Article IV, at maturity, by acceleration or otherwise; or

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation and such amount remains unpaid for five (5) or more days or of any fees or other amounts payable to the Lenders, the Agent or the Issuing Bank under the Loan Documents on the date on which the same shall be due and payable and such amounts remain unpaid for thirty
         (30) or more days; or

                  (c) if default shall be made in the performance or observance of any covenant set forth in Sections 8.3(a), 8.11, 8.12, 8.20 or Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.6, 9.7, 9.11, 9.12 or 9.13; or

                  (d) if a default shall be made in the performance or observance of, or shall occur under any covenant, agreement or provision contained in this Agreement, any Facility Guaranty, the Notes or any other Loan Documents (other than as described in clauses (a), (b) or (c) above) and such default shall continue (i) for thirty (30) or more days after the receipt of notice of such default by the Authorized Representative from the Agent or any Lender or (ii) for forty-five (45) days after an Authorized Representative becomes aware of such default, or if such default is of a type that cannot be cured within thirty (30) days or forty-five (45) days, as applicable (but reasonably can be cured within ninety (90) days), and the Parent, the Borrower or any of its Subsidiaries is diligently and in good faith attempting to cure such default, such default shall continue unremedied for a period of ninety (90) or more days after such notice or awareness, or if an Event of Default shall occur under any of the other Loan Documents or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or the Lenders or delivered to the Agent or the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any material provision of any Loan Document ceases to be in full force and effect (other than by reason of termination by the Agent), or if without the written consent of the Agent, any material provision of this Agreement or any other Loan Document shall be disaffirmed, or the validity, binding nature or enforceability thereof shall be contested by the Borrower, the Parent or any Guarantor, or this Agreement or any other Loan Document shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or by reason of termination by the Agent or any Lender); or

                  (e) if a default (whether as principal or as guarantor or other surety) shall occur, which is not waived and as to which any applicable grace period has expired, (i) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of the Borrower or of any Subsidiary in an amount not less than $30,000,000 in the aggregate outstanding, or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof or (iii) under the Note Agreement or the notes thereunder (as defined in the Note Agreement); or

                  (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any other Credit Party pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given or made or deemed given or made; or

                  (g) if the Borrower, the Parent or any Material Subsidiary shall (i) fail to pay, admit in writing its inability to pay or be unable to pay its debts generally as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any insolvency, reorganization, bankruptcy, receivership or similar law, domestic or foreign; make an assignment for the benefit of its creditors; (iii) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; (iv) file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable Federal, state or foreign law or statute; (v) be adjudicated as insolvent or to be liquidated or (vi) take any corporate action for the purpose of any of the foregoing; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree ordering the dissolution, winding-up or liquidation of, or appointing a custodian, receiver, trustee, liquidator or conservator of, the Borrower, the Parent or any Material Subsidiary or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower, the Parent or any Material Subsidiary seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower, the Parent or any Material Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower, the Parent or any Material Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or foreign country, province or other political subdivision which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower, the Parent or any Material Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) any judgment where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $30,000,000 is rendered against the Borrower, the Parent or any Subsidiary, or (ii) there is any attachment, injunction or
         execution   against  any  of  the  Borrower's,   the  Parent's  or  any
         Subsidiary's properties for any amount in excess of $30,000,000; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty
         (60) days; or

                  (j) if the Parent, the Borrower or any Subsidiary shall cease all or any part of its operations and such cessation is reasonably likely to have a Material Adverse Effect; or

                  (k) if (i) the Borrower or any ERISA Affiliate shall engage in any prohibited transaction (as described in Section 9.9(b) hereof), which is not subject to a statutory or administrative exemption, involving any Employee Benefit Plan of the Borrower or any ERISA Affiliate, (ii) any accumulated funding deficiency (as referred to in
         Section 9.9(d) hereof), whether or not waived, shall exist with respect to any Single Employer Plan, (iii) a reportable event (as referred to in Section 9.9(e) hereof) (other than a reportable event for which the statutory notice requirement to the PBGC has been waived by regulation) shall occur with respect to, or proceeding shall commence to have a trustee appointed, or a trustee shall be appointed to administer or to terminate, any Single Employer Plan, which reportable event or institution or proceedings is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Single
         Employer Plan for purposes of Title IV of ERISA, and in the case of such a reportable event, the continuance of such reportable event shall be unremedied for sixty (60) days after notice of such reportable event pursuant to Section 4043(a), (c) or (d) of ERISA is given, as the case may be, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, and such termination results in a material liability of the Borrower or any ERISA Affiliate to such Single Employer Plan or the PBGC, (v) the Borrower or any Subsidiary shall withdraw from a Multiemployer Plan for purposes of Title IV of ERISA, and, as a result of any such withdrawal, the Borrower or any ERISA Affiliate shall incur withdrawal liability to such Multiemployer Plan, or (vi) any other material event or condition shall occur or exist; and in each case in clauses (i) through (vi) of this Section 10.1(k), such event or condition, together with all other such events or conditions, if any, could reasonably be expected to subject the Borrower or any ERISA Affiliate to any material tax, penalty or other liabilities; or

                  (l) if the Borrower or any Subsidiary shall breach any of the material terms or conditions of any Swap Agreement and such breach shall continue beyond any grace period, if any, relating thereto pursuant to its terms; or

                  (m) if the Parent shall (i) cease to exist other than due to a merger into the Borrower, (ii) conduct any business other than as currently conducted in connection with its ownership of the common stock of the Borrower, (iii) make any investment, acquisition or expenditure other than for daily operating expenses of its business presently conducted or (iv) incur any Indebtedness for Money Borrowed after the Closing Date; provided, however, that the Parent may conduct acquisitions of entities in which shares of its capital stock are all or a portion of the consideration paid and upon the consummation of which the acquired entity is substantially simultaneously merged or consolidated into the Borrower or a Subsidiary in accordance with the terms of this Agreement;

                  (n) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                  (A) either or both of the following  actions may be taken: the
         Agent may with the consent of the Required Lenders, and at the direction of, the Required Lenders shall, (i) declare the Revolving Credit Commitment, the Letter of Credit Commitment and any obligation of the Lenders to make Revolving Loans, and of Bank of America to make Swing Line Loans and the Issuing Bank to issue Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans, of Bank of America to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the Revolving Credit Commitment and the Letter of Credit Commitment and the obligation of the Lenders to make Revolving Loans, of Bank of America to make Swing Line Loans, and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                  (B) The Borrower shall, upon demand of the Agent or the Required Lenders, or immediately without notice, demand or any other action if an Event of Default under clause (g) or (h) above has occurred, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit and the Borrower shall forthwith deposit and pay such amounts, and such amounts shall be held by the Agent pursuant to the terms of a cash collateral agreement acceptable to the Lenders; and

                  (C) the Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

         10.2. Agent to Act. In case any one or more Events of Default shall occur and not have been waived, subject to the provisions of Article XI, the Agent with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, proceed to protect and enforce the rights or remedies of the Lenders and the Agent hereunder either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         10.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         10.4. No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         10.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to
Article X hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

                  (a) amounts due to the Agent, the Lenders and the Issuing Bank pursuant to Sections 3.2(g), 3.2(h), 4.6(a), 4.6(b), 4.6(c), 8.15, 12.5
         and 12.9;

                  (b) amounts due to the Agent and the Issuing Bank  pursuant to
         Section 4.6(d);

                  (c) payments of interest on Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to Bank of America);

                  (d) payments of principal of Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to Bank of America);

                  (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 10.1(B);

                  (f) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the recipients, including amounts due to any of the Lenders or their affiliates in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders or their affiliates on a pro rata basis according to the amounts owed; and

                  (g) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                   ARTICLE XI

                                    The Agent
                                    ---------

         11.1. Appointment and Authorization of Agent. (a) Each Lender hereby irrevocably (subject to Section 11.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the terms "agent" or "Agent" herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties

         (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letter of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Agent may agree at the request of the Required Lenders to act for the Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article XI with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications and Agreements for Letters of Credit pertaining to the Letters of Credit as fully as if the term "Agent" as used in this Article XI included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Bank.

         11.2. Delegation of Duties. The Agent may execute any of its duties under the Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact it selects in the absence of gross negligence or willful misconduct.

         11.3. Liability of Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any affiliate thereof.

         11.4. Reliance by Agent.

         (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephonic message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless an Assignment and Acceptance shall have been filed with and accepted by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Lenders or the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense (other than any liability or expense resulting from the gross negligence or willful misconduct of the Agent) which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Agreement or any other Loan Document expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Agent shall, and in all other instances, the Agent may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         11.5. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or an Authorized Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice within three (3) days of such receipt. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by all of the Lenders or the Required Lenders, as applicable, in accordance with Article X; provided, however, that unless and until the Agent has received any such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         11.6. Credit Decision; Disclosure of Information by Agent. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether any Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and any other Credit Party hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective affiliates which may come into the possession of any Agent-Related Person.

         11.7. Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), ratably according to the respective principal amount of the Notes and Participations held by them (or, if no Notes or Participations are outstanding, ratably in accordance with their respective Applicable Commitment Percentages as then in effect), and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including the reasonable fees and expenses of counsel for the Agent and including the cost of internal counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall continue in effect notwithstanding the Facility Termination Date and the resignation or replacement of the Agent.

         11.8. Agents in their Individual Capacities. Bank of America, the Co-Documentation Agents and the Syndication Agent (collectively, the "Facility Agents") and their affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective affiliates as though the Facility Agents were not agents or, in the case of Bank of America, the Issuing Bank hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, the Facility Agents or their affiliates may receive information regarding any Credit Party or its affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such affiliate) and acknowledge that the Facility Agents shall be under no obligation to provide such information to them. With respect to its Loans, each Facility Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an agent or, in the case of Bank of America, the Issuing Bank, and the terms "Lender" and "Lenders" include each Facility Agent in its individual capacity.

         11.9. Successor Agent. The Agent may resign as Agent upon 30 days' written notice to the Borrower and each Lender. If the Agent resigns under this Agreement, so long as there shall not have occurred and be continuing a Default or an Event of Default, the Borrower may appoint and the Required Lenders may approve (which approval shall not be unreasonably withheld or delayed) a successor agent for the Lenders, or if a Default or an Event of Default shall have occurred and be continuing, the Required Lenders may appoint a successor Agent for the Lenders, which successor Agent shall be any commercial bank organized under the laws of the United States or any state thereof or licensed to do business in the United States or any state thereof, having a combined surplus and capital of not less than $250,000,000. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, power and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI and Sections 8.15, 12.5 and 12.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         11.10. Sole Lender. Notwithstanding anything to the contrary contained herein, until there shall be two or more Lenders, all references to the Agent herein and in the other Loan Documents shall be deemed to refer to Bank of America as Lender.

         11.11. Agent Notices. The Agent hereby agrees to promptly deliver to each of the Lenders copies of all information delivered pursuant to Sections 8.11, 8.12, 8.13, 8.14, 8.16 or 8.17 and all written notices received from the Credit Parties hereunder, provided that the failure to so provide such information and notices shall not, in the absence of the Agent's gross negligence or willful misconduct, impair the rights and protections provided to the Agent under this Article XI.

         11.12. Syndication and Co-Documentation Agents. The parties hereto agree that the Syndication Agent and Co-Documentation Agent shall have no duties or responsibilities hereunder in such capacity upon or after execution of this Agreement.

                                  ARTICLE XII

                                  Miscellaneous
                                  -------------


         12.1. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Revolving Note, its Revolving Credit Commitment and its Participations); provided, however, that

                  (i) except in the case of an assignment to another Lender or an affiliate of a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 in the case of any assignment of a Revolving Credit Commitment unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);

                  (ii) each such assignment by a Lender shall be of a proportionate part of all of its rights and obligations under this Agreement and its Revolving Note (except that any assignment (other than an assignment of 100% of its interest) by Bank of America shall not include its rights, benefits or duties as the Issuing Bank or as the provider of Swing Line Loans; and

                  (iii) (x) the parties to such assignment shall execute and deliver to the Agent for acceptance by it an Assignment and Acceptance in the form of Exhibit B hereto, together with any Revolving Note subject to such assignment and a processing and recordation fee of $3,500, and (y) each assignee shall execute and deliver to the Borrower a confidentiality agreement in the form of Exhibit J hereto.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party thereto but shall continue to be entitled to the benefits of Article V and Sections 12.5 and 12.9. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Revolving Notes are issued (at the reasonable expense of the Borrower) to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 5.6. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (b) The Agent shall maintain at its address referred to in Section 12.2 a copy of each Assignment and Acceptance delivered to and accepted as herein required and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Revolving Loans and the Letter of Credit Outstandings owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto and accepted by all other Persons whose acceptance is required hereunder, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Any Lender may, without the consent of or notice to the Borrower to the Agent, sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans or Participations); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participant shall be entitled to the benefit of the provisions contained in Sections 5.1, 5.5 and 5.6 and shall be entitled to the benefits of and subject to the provisions of Section 12.3, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers reducing the principal, interest, fees or other amounts payable to such participant, postponing any scheduled date for the payment of money to such participant, or releasing any Guarantor from its Facility Guaranty). Notwithstanding the foregoing, a participant shall not be entitled to receive any greater payment under Section 5.1 or 5.6 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Borrower's prior written consent. A participant organized under the laws of a jurisdiction outside the United States shall not be entitled to the benefits of Section 5.6 unless the Borrower is notified of the participation sold to such participant and such participant agrees, for the benefit of the Borrower, to comply with Sections 5.6(d)and 5.6(f) as though it were a Lender.

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign or pledge all or any portion of its Loans and its Note to secure obligations of such Lender, including any pledge or assignment to secure obligations of such Lender to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.14 hereof.

         (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 12.1(a)), the Borrower shall be deemed to have given its consent ten Business Days after the date notice thereof has been delivered to the Borrower by the assigning Lender (through the Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

         (h) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Agent, the Lenders, or any of them. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit, or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any other Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents except with the prior written consent of each Lender, and any such purported assignment, delegation or other transfer shall be void. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         12.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device), or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)   if to the Borrower:

                        GTECH Corporation
                        55 Technology Way
                        West Greenwich, Rhode Island  02817
                        Attention:  Vice President and Treasurer
                        Telephone:  (401) 392-1000
                        Telefacsimile:  (401) 392-4940

                        with a copy to the General Counsel at the same address:
                        Telefacsimile:  (401) 392-0391

                  (b)   if to the Agent:

                        Bank of America, N.A.
                        101 North Tryon Street, 15th Floor
                        NC1-001-15-04
                        Charlotte, North Carolina  28255
                        Attention: Agency Services
                        Telephone:       (704) 388-1553
                        Telefacsimile:   (704) 386-9923

                        with a copy to:

                        Bank of America, N.A.
                        335 Madison Avenue, 5th Floor
                        NY1-503-05-05
                        New York, New York  10017
                        Attention:  Igor Suica
                        Telephone:       (212) 503-8701
                        Telefacsimile:   (212) 503-7066

                    (c) if to the Lenders:

                        At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

                    (d) if to any other Credit  Party,  at the address set forth on the signature page of the Facility Guaranty executed by such Credit Party, as the case may be.

         12.3. Right of Set-off; Adjustments. (a) The Borrower agrees that the Agent and each Lender shall have a lien for all the Obligations of the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or such Lender or otherwise in the possession or control of the Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or such Lender, whether now existing or hereafter established, hereby authorizing the Agent and each Lender at any time or times with or without prior notice while an Event of Default exists to apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not any collateral or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or such Lender as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender or is repaid in whole or in part by such benefitted Lender in good faith settlement of a pending or threatened avoidance claim, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery or settlement payment, but without interest. For purposes of this Section 12.3(b) the term "pro rata" shall be determined with respect to both the Revolving Credit Commitment of each Lender and to the Total Revolving Credit Commitment after subtraction in each case of amounts, if any, by which any such Lender has not funded its share of the outstanding Revolving Credit Loans and Participations, as the case may be. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 12.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including, without limitation, all rights of set-off, banker's lien or counterclaim) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

         12.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the expiration of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any Obligations remain outstanding or any Lender has any Revolving Credit Commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

         12.5. Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and BAS in connection with the syndication, preparation, due diligence, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent and BAS with respect thereto and with respect to advising the Agent and BAS as to their rights and responsibilities under the Loan Documents, provided, however, that the only fees and expenses to be paid in connection with the closing of the Loan are those provided in the Fee Letter. The Borrower further agrees to pay on demand all reasonable costs and expenses of the Agent and the Lenders (including, without limitation, reasonable attorneys' fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

         12.6. Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or other applicable Credit Party party to such Loan Document and either the Required Lenders or (as to Loan Documents other than the Credit Agreement) the Agent on behalf of the Required Lenders (and, if Article XI or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by each Lender directly affected thereby, (i) increase the Revolving Credit Commitments of such Lenders or the Total Revolving Credit Commitment,
(ii) reduce the principal of or rate of interest on any Revolving Loan or any fees or other amounts payable hereunder, except that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate,
(iii) postpone any date fixed for the payment or mandatory prepayment of principal, interest, fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, or (iv) change the percentage of the Revolving Credit Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section 12.6 or any other provision of this Agreement or (v) release any Guarantor except as expressly contemplated in the Loan Documents; and provided, further, that no such amendment or waiver that affects the rights, privileges or obligations of Bank of America as provider of Swing
Line Loans, shall be effective unless signed in writing by Bank of America or that affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank.

         No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         12.7. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully executed counterpart. Signatures on communications and other documents may be transmitted by facsimile only with the consent of the Agent in its sole and absolute discretion in each instance. The effectiveness of any such signatures accepted by the Agent shall, subject to applicable law, have the same force and effect as manual signatures and shall be binding on all parties. The Agent may also require that any such signature be confirmed by a manually signed hard copy thereof. Each party hereto hereby adopts as an original executed signature page each signature page hereafter furnished by such party to the Agent (or an agent of the Agent) bearing (with the consent of the Agent) a facsimile signature by or on behalf of such party. Nothing contained in this Section shall limit the provisions of Section 11.4.

         12.8. Termination. This Agreement shall terminate on the Facility Termination Date, except that (x) those provisions which by the express terms thereof continue in effect notwithstanding the Facility Termination Date, and
(y) obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, shall continue in effect. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, the Agent, the Issuing Bank or any Lender [(including the Swing Line lender)] is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason or elects to repay any such amount in good faith settlement of a pending or threatened avoidance claim, (i) this Agreement including the provisions pertaining to Participations in Letters of Credit, Reimbursement Obligations, and Swing Line Loans) shall continue in full force (or be reinstated, as the case may be) and the Borrower shall be liable to, and shall indemnify and hold the Agent, the Issuing Bank or such Lender harmless for, the amount of such payment surrendered until the Agent, the Issuing Bank or such Lender shall have been finally and irrevocably paid in full, and (ii) in the event any portion of any amount so required to be surrendered by the Agent or the Issuing Bank or the Swing Line lender shall have been distributed to the Lenders, the Lenders shall promptly repay such amounts to the Agent or the Issuing Bank or the Swing Line lender on demand therefor. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent, the Issuing Bank or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's, the Issuing Bank's or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         12.9. Indemnification; Limitation of Liability. (a) The Borrower agrees to indemnify and hold harmless each Agent-Related Person and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans (all of the foregoing, collectively, the "Indemnified Liabilities"), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 12.9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower agrees not to assert any claim against any Agent-Related Person, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         (b) If a claim is to be made by a party entitled to indemnification under this Section 12.9 or Section 8.15 hereof against the Borrower, the applicable Indemnified Party shall give written notice to the Borrower promptly after such Indemnified Party receives actual notice of any claim, action, suit, loss, cost, liability, damage or expense incurred or instituted for which the indemnification is sought. If requested by the Borrower in writing, and so long as no Default or Event of Default shall have occurred and be continuing, such Indemnified Party shall contest at the expense of the Borrower the validity, applicability and/or amount of such suit, action, or cause of action to the extent such contest may be conducted in good faith on legally supportable grounds. If any lawsuit or enforcement action is filed against any Indemnified Party, written notice thereof shall be given to the Borrower as soon as practicable (and in any event within 20 days after the service of the citation or summons). Notwithstanding the foregoing, the failure so to notify the Borrower as provided in this section will relieve the Borrower from liability hereunder only if and to the extent that such failure results in the forfeiture by the Borrower of any substantive rights or defenses. The applicable Indemnified Party shall control the defense and investigation of such lawsuit or action and shall employ and engage counsel of its own choice to handle and defend the same, at the Borrower's reasonable cost, risk and expense; provided, however, that the Borrower may, at its own cost participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. If the Borrower has acknowledged to any Indemnified Party its obligation to indemnify hereunder, such Indemnified Party, so long as no Default or Event of Default shall have occurred and be continuing, shall not settle such lawsuit or enforcement action without the prior written consent of the Borrower and, if the Borrower has not so acknowledged its obligation, such Indemnified Party shall not settle such lawsuit or enforcement action without giving twenty
(20) days' prior written notice of such settlement and its terms to the Borrower. The agreements and obligations of the Borrower contained in this
Section 12.9 shall continue in effect notwithstanding the Facility Termination Date, the final payment in full of the Obligations and the termination of this Agreement.

         12.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         12.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto (except that those provisions (if any) which by the express terms of the commitment letter dated as of April 11, 2001, executed by Bank of America and BAS and accepted by the Borrower, survive the closing of the Revolving Credit Facility and Letter of Credit Facility, shall survive and continue in effect).

         12.12. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

         12.13. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         12.14. Confidentiality.

         (a) Except as necessary to exercise its rights or perform its obligations under this Agreement or as permitted pursuant to this Section 12.14 or Section 8.1 hereof, each Lender (including, for purposes of this Section 12.14, any participant thereof) shall keep confidential and shall not disclose any Confidential Information unless the Borrower has, in its sole discretion, previously and expressly consented to such disclosure in writing. A Lender may disclose such Confidential Information (i) to its and its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any Governmental Authority or regulatory authority; (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (iv) to any other party to this Agreement; (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(vii) with the consent of the  Borrower;  (viii) to the extent such  Information
(1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (ix) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its affiliates.

         (b) Upon the expiration or earlier termination of this Agreement, or the cessation of any Lender's status as a party hereto or a participant of a party hereto, the Lender(s) shall promptly deliver to the Borrower all records or other information in any media containing or embodying Confidential Information which were delivered or made available to the Lenders in connection herewith, including any copies thereof, and to the extent such records or information is not returned, shall certify that such information has been destroyed; provided, however, that each Lender may retain Confidential Information required to be retained by any order of any Governmental Authority or otherwise required by law or regulation.

         (c) This Section 12.14 shall indefinitely survive the expiration or earlier termination of this Agreement, or the cessation of any Lender's status as a party hereto.

         12.15. Governing Law; Waiver of Jury Trial.

                  (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR
         CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 12.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

         12.16. Special Funding Option.

         (a) Notwithstanding anything to the contrary contained herein, any Lender (for the purposes of this Section 12.16, a "Granting Lender") may grant to a special purpose funding vehicle (for the purposes of this Section 12.16, an "SPC") the option to make, on behalf of such Granting Lender, all or a portion of the Advances and Participations which such Granting Lender is obligated to make (a "Funding Obligation") hereunder, such option to be exercisable in the sole discretion of the SPC; provided, however, that

                  (i) such Granting Lender's obligations under this Agreement and the Loan Documents shall remain unchanged, including without limitation the indemnification obligations of the Granting Lender pursuant to Section 11.7 hereof;

                  (ii) such Granting  Lender shall remain solely  responsible to
         the  other  parties   hereto  for  the   performance   of  all  funding
         obligations;

                  (iii) the Borrowers and the Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement; the Agent shall continue to deal directly with the Granting Lender as agent for the SPC with respect to distribution of payment of principal, interest and fees, notices of Conversion and Continuation and all other matters;

                  (iv) such Granting Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Loans and its Notes and its Participations and to approve any amendment, modification, or waiver of any provision of this Agreement, each of which may, if so agreed in writing between the Granting Lender and the SPC, require the prior consent of any such SPC which has exercised the option to undertake the Funding Obligation in connection with such Granting Lender's Commitments and Participations and Obligations owing thereto before the Granting Lender approves any such amendment, modification or waiver;

                  (v) the granting of such option shall not constitute an assignment to or participation of such SPC of or in the Granting Lender's Commitments and Participations and Obligations owing thereto;

                  (vi) such SPC shall not become a Lender hereunder as a result of the granting of such option;

                  (vii) such SPC shall not become obligated or committed to make Advances as a result of the granting of such option;

                  (viii) if such SPC elects not to exercise such option or otherwise fails to make all or any part of an Advance or Participation, the Granting Lender shall retain its funding obligation and be obligated to make the entire Advance or Participation or any portion of such Advance or Participation not made by such SPC; and

         (b) Advances and Participations made by an SPC hereunder shall be deemed to satisfy the funding obligation and utilize the Commitment of the Granting Lender as if, and to the same extent, such Advances were made by such Granting Lender.

         (c) Each party hereto agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Granting Lender would otherwise be liable so long as, and to the extent that, the Granting Lender provides such indemnity or makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States of America or any State thereof.

         (d) Notwithstanding anything to the contrary contained in this Agreement, an SPC may (i) at any time and without paying any processing fee therefor, assign or participate all or a portion of its interests in any Loans or Participations as they may exist consistent with the terms of this Section
12.16 to its Granting Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans or Participations, and (ii) disclose on a confidential basis any nonpublic information relating to Advances made by such SPC hereunder to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC.

         (e) This Section 12.16 may not be amended without the prior written consent of the Granting Lender on behalf of which such SPC has made all or any part of its Advances which remain outstanding at the time of such amendment.

                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                       GTECH CORPORATION

                                       By: /s/ William M. Pieri
                                          --------------------------------------
                                           William M. Pieri
                                           Vice President and Treasurer



                                       BANK OF AMERICA, N.A.,
                                       as Agent for the Lenders


                                       By: /s/ Igor Suica
                                          --------------------------------------
                                           Igor Suica
                                           Vice President

                                       BANK OF AMERICA, N.A., as Lender


                                       By: /s/ Igor Suica
                                          --------------------------------------
                                           Igor Suica
                                           Vice President


                                       Lending Office:
                                           Bank of America, N.A.
                                           101 North Tryon Street, 15th Floor
                                           NC1-001-15-04
                                           Charlotte, North Carolina  28255
                                           Attention: Agency Services
                                           Telephone:
                                           Telefacsimile:

                                       Wire Transfer Instructions:
                                           Bank of America, N.A.
                                           ABA#  053000196
                                           Account No.: 13662122506
                                           Reference: GTECH Corporation
                                           Attention:  Agency Services

                                       THE  BANK OF  NOVA SCOTIA, as Syndication
                                       Agent and as Lender


                                       By: /s/ Authorized Signatory
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       Lending Office:
                                           The Bank of Nova Scotia
                                           600 Peachtree Street, N.E.
                                           Suite 2700
                                           Atlanta, Georgia  30308
                                           Attention:  Jill Quiroz
                                           Telephone:        (404) 877-1544
                                           Telefacsimile:    (404) 888-8998

                                       Wire Transfer Instructions:
                                           The Bank of Nova Scotia
                                           One Liberty Plaza
                                           New York, New York
                                           ABA#  026002532
                                           Account No.:  The Bank of Nova Scotia
                                           Reference:    Boston Loan Service A/C
                                                         #0609137  Ref.  GTECH
                                           Attention:

                                       CREDIT  LYONNAIS  NEW  YORK  BRANCH,   as
                                       Co-Documentation Agent and as Lender


                                       By: /s/ Deborah Bradley
                                          --------------------------------------
                                       Name: Deborah Bradley
                                            ------------------------------------
                                       Title: First Vice President
                                             -----------------------------------


                                       Lending Office:
                                           Credit Lyonnais New York Branch
                                           1301 Avenue of the Americas
                                           New York, New York  10019
                                           Attention:  Agnes Castillo
                                           Telephone:        (216) 261-7669
                                           Telefacsimile:    (216) 261-7696

                                       Wire Transfer Instructions:
                                           Federal Reserve Bank
                                           ABA#  026-008-073
                                           Account No.: For Account of Credit
                                                        Lyonnais NY Branch
                                           Reference:  GTECH Corporation
                                           Attention:  Loan Servicing

                                       FLEET NATIONAL BANK, as  Co-Documentation
                                       Agent and as Lender


                                       By: /s/ Harvey H. Thayer, Jr.
                                          --------------------------------------
                                       Name: Harvey H. Thayer, Jr.
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------


                                       Lending Office:
                                           Fleet National Bank
                                           100 Federal Street
                                           Boston, Massachusetts  02110
                                           Attention:  Judy Vetters
                                           Telephone:        (617) 434-5182
                                           Telefacsimile:    (617) 434-0800

                                       Wire Transfer Instructions:
                                           Fleet National Bank
                                           Boston, Massachusetts
                                           ABA#  011000138
                                           Account No.:  151035166156
                                           Reference: GTECH Corporation
                                           Attention:  Commercial Loan Services

                                       CITIZENS BANK OF RHODE ISLAND, as Lender


                                       By: /s/ Stephen P. Higginbotham
                                          --------------------------------------
                                       Name: Stephen P. Higginbotham
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                       Lending Office:
                                           Citizens Bank of Rhode Island
                                           1 Riverside Drive
                                           East Providence, Rhode Island  02905
                                           Attention:  Carol Hawkins
                                           Telephone:        (401) 734-5296
                                           Telefacsimile:    (401) 734-5385

                                       Wire Transfer Instructions:
                                           Citizens Bank
                                           Providence, Rhode Island
                                           ABA#  011500120
                                           Account No.:  1015524
                                           Reference: GTECH Corporation
                                           Attention:  Carol Hawkins

                                       THE BANK OF NEW YORK, as Lender


                                       By: /s/ Kenneth P. Sneider, Jr.
                                          --------------------------------------
                                       Name: Kenneth P. Sneider, Jr.
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       Lending Office:
                                           The Bank of New York
                                           One Wall Street
                                           New York, New York  10286
                                           Attention:  Laina Chan
                                           Telephone:        (212) 635-6720
                                           Telefacsimile:    (212) 635-6426

                                       Wire Transfer Instructions:
                                           The Bank of New York
                                           ABA#  021-000-018
                                           Account No.:  GLA #111556
                                           Reference:
                                           Attention:  Loan Processing Support

                                       ALLIED IRISH BANKS, p.l.c., as Lender


                                       By: /s/ Anthony O'Reilly
                                          --------------------------------------
                                       Name: Anthony O'Reilly
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       Lending Office:
                                           Allied Irish Banks, p.l.c.
                                           New York, New York
                                           Attention:  Anthony O'Reilly
                                           Telephone:        (212) 515-6847
                                           Telefacsimile:    (212) 339-8325

                                       Wire Transfer Instructions:
                                           Chase Manhattan Bank
                                           New York, New York
                                           ABA#
                                           Account Name:  AIB Dublin
                                           Account No.:  001 1 907599
                                           Reference:  AIB Corporate Banking NY
                                           Attention:

                                       KEY CORPORATE CAPITAL, INC., as Lender


                                       By: /s/ Jeff Kalinowski
                                          --------------------------------------
                                       Name: Jeff Kalinowski
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                       Lending Office:
                                           Key Corporate Capital, Inc.
                                           127 Public Square
                                           MC:  OH-01-27-0402
                                           Cleveland, Ohio  44114
                                           Attention:
                                           Telephone:
                                           Telefacsimile:

                                       Wire Transfer Instructions:
                                           KeyBank
                                           Cleveland, Ohio
                                           ABA#  041-001-039
                                           Account No.:  3057
                                           Reference: GTECH Corporation
                                           Attention:  Specialty Loan Services

                                       COMMERZBANK AG, New York and Grand Cayman
                                       Branches


                                       By: /s/ Robert Donohue
                                          --------------------------------------
                                       Name: Robert Donohue
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       By: /s/ Peter Doyle
                                          --------------------------------------
                                       Name: Peter Doyle
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                       Lending Office:
                                           Commerzbank AG, New York Branch
                                           New York, New York
                                           Attention:  Al Caputo
                                           Telephone:        (212) 266-7694
                                           Telefacsimile:    (212) 266-7204

                                       Wire Transfer Instructions:
                                          Commerzbank AG, New York Branch
                                          New York, New York
                                          ABA#  026-008-044
                                          Account No.:  150-101731805
                                          Reference: GTECH Corporation
                                          Attention: Commercial Lending Services

                                    EXHIBIT A

                        APPLICABLE COMMITMENT PERCENTAGES


                                                             Applicable
                             Revolving Credit                Commitment
Lender                         Commitment                    Percentage
------                         ----------                    ----------

Bank of America, N.A         $49,000,000                    16.3333333333%
Bank of Nova Scotia           42,000,000                    14.0000000000%
Credit Lyonnais               42,000,000                    14.0000000000%
Fleet Bank                    42,000,000                    14.0000000000%
Bank of New York              25,000,000                     8.3333333333%
Commerzbank                   25,000,000                     8.3333333333%
Allied Irish                  25,000,000                     8.3333333333%
Citizens                      25,000,000                     8.3333333333%
Key Bank                      25,000,000                     8.3333333333%
                              ----------                     ------------

                            $300,000,000                              100%

                                    EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Credit Agreement dated as of __________, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement"; the terms defined therein being used herein as therein defined), among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Agent, the Issuing Bank and Swing Line Lender, The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent.

         The assignor identified on the signature page hereto (the "Assignor") and the assignee identified on the signature page hereto (the "Assignee") agree as follows:

         1. (a) Subject to paragraph 11, effective as of the date specified on Schedule 1 hereto (the "Effective Date"), the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, the interest described on Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Agreement.

         (a) From and after the Effective Date, (i) the Assignee shall be a party under the Agreement and will have all the rights and obligations of a Lender for all purposes under the Loan Documents to the extent of the Assigned Interest and be bound by the provisions thereof, and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement to the extent of the Assigned Interest. The Assignor and/or the Assignee, as agreed by the Assignor and the Assignee, shall deliver, in immediately available funds, any applicable assignment fee required under Section
                  12.1 of the Agreement.

         2. On the Effective Date, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the Assigned Interest as agreed upon by the Assignor and the Assignee.

         3. From and after the Effective Date, the Agent shall make all payments under the Agreement and the Notes, if any, in respect of the Assigned Interest (including all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement and such Notes, if any, for periods prior to the Effective Date directly between themselves.

         4.       The Assignor represents and warrants to the Assignee that:

                  (a) the Assignor is the legal and beneficial owner of the Assigned Interest, and the Assigned Interest is free and clear of any adverse claim;

                  (b) the Assigned Interest listed on Schedule 1 accurately and completely sets forth the outstanding amount of all Loans and Participations relating to the Assigned Interest as of the Effective Date;

                  (c) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith; and

                  (d) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignor.

The Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.

         5. The Assignee represents and warrants to the Assignor and the Agent that:

                  (a) it is an Eligible Assignee;

                  (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Assignment and Acceptance, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance and the Loan Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

                  (c) this Assignment and Acceptance constitutes the legal, valid and binding obligation of the Assignee;

                  (d) under applicable laws no tax will be required to be withheld by the Agent or the Borrower with respect to any payments to be made to the Assignee hereunder or under any Loan Document, and unless otherwise indicated in the space opposite the Assignee's signature below, no tax forms described in Section 5.6(d) of the agreement are required to be delivered by the Assignee; and

                  (e) the Assignee has received a copy of the Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee has independently and without reliance upon the Assignor or the Agent and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance. The Assignee will, independently and without reliance upon the Agent or any Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement.

         5. The Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto.

         6. The Assignee appoints and authorizes the agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto.

         7. If either the Assignee or the Assignor desires a Note to evidence its Loans, it shall request the Agent to procure a Note from the Borrower.

         8. The Assignor and the Assignee agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance.

         9. This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that the Assignee shall not assign its rights or obligations hereunder without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

         10. This Assignment and Acceptance may be executed by facsimile signatures with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the state specified in Section 12.14(a) of the Agreement.

         11. The effectiveness of the assignment described herein is subject to:

                  (a) if such consent is required by the Agreement, receipt by the Assignor and the Assignee of the consent of the Agent, the Issuing Bank and the Swing Line Lender and/or the Borrower to the assignment described herein. By delivering a duly executed and delivered copy of this Assignment and Acceptance to the Agent, the Assignor and the Assignee hereby request any such required consent and request that the Agent register the Assignee as a Lender under the Agreement effective as of the Effective Date; and

                  (b)      receipt  by  the  Agent  of  (or  other  arrangements
                           acceptable to the Agent with respect to) any applicable assignment fee referred to in Section 12.1 of the Agreement and any tax forms required by
                           Section 5.6(d) of the Agreement.

         By signing below, the Agent agrees to register the Assignee as a Lender under the Agreement, effective as of the Effective Date with respect to the Assigned Interest, and will adjust the registered Applicable Commitment Percentage of the Assignor under the Agreement to reflect the assignment of the Assigned Interest.

         12. Attached hereto as Schedule 2 is all contact, address, account and other administrative information relating to the Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers.

                                        Assignor:

                                        [NAME OF ASSIGNOR]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


Tax forms required by Section 5.6(d)    Assignee:
of the Agreement included.
                                        [NAME OF ASSIGNEE]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

In accordance with and subject to Section 12.1 of the Credit Agreement, the undersigned consent to the foregoing assignment as of the Effective Date.

[BORROWER]


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

BANK OF AMERICA, N.A., as Agent, Issuing
Bank and Swing Line Lender


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

                     SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE

                              THE ASSIGNED INTEREST


Effective Date:
               ----------------------------

                         Type and
                         amount of outstanding       Assigned Applicable
Assigned Commitment      Obligations assigned        Commitment Percentage
-------------------      --------------------        ---------------------

$                        [type] $                                %
 ------------------              ------------               -----

                     SCHEDULE 2 TO ASSIGNMENT AND ACCEPTANCE

                             ADMINISTRATIVE DETAILS


(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information.)

C-2
#413235.23

                                    EXHIBIT C

       NOTICE OF APPOINTMENT (OR REVOCATION) OF AUTHORIZED REPRESENTATIVE

         Reference is hereby made to the Credit Agreement dated as of ____________ __, 2001 (the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and Bank of America, N.A., as Agent for the Lenders ("Agent"), The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent and Fleet National Bank, as Co-Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

   Name and Address                   Office               Specimen Signature


-----------------------------   --------------------    ------------------------
-----------------------------
-----------------------------


-----------------------------   --------------------    ------------------------
-----------------------------
-----------------------------



Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 20__.


                                        GTECH CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   EXHIBIT D-1

                            FORM OF BORROWING NOTICE

To:      Bank of America, N.A.,
         as Agent
         101 North Tryon Street, 15th Floor
         NC1-001-15-14
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704) 409-0296

         Reference is hereby made to the Credit Agreement dated as of _________ __, 2001 (the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and Bank of America, N.A., as Agent for the Lenders ("Agent"), The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:


Type of Loan                        Interest                  Aggregate
(check one)                         Period(1)                 Amount(2)                 Date of Loan(3)
 ---------                          ---------                 ---------                 ---------------

--------------                      ---------------           ----------------------    ------------------------
Base Rate Loan

Eurodollar Rate Loan
                                    ---------------           ----------------------    ------------------------


-----------------------

(1)      For any Eurodollar Rate Loan, one, two, three, six or twelve months.

(2) Must be $5,000,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

(3)      At least three (3) Business Days later if a Eurodollar Rate Loan.

         The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions].

         The undersigned hereby certifies that:


         1. No Default or Event of Default has occurred and is continuing either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 7.6(a) of the Agreement shall be deemed to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants).

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .

                                       GTECH CORPORATION


                                       BY:
                                          --------------------------------------
                                                Authorized Representative

                                       DATE:
                                            ------------------------------------

                                   EXHIBIT D-2

                   FORM OF BORROWING NOTICE--SWING LINE LOANS

To:      Bank of America, N.A.,
         101 North Tryon Street, 15th Floor
         NC1-001-15-14
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704) 409-0296

         Reference is hereby made to the Credit Agreement dated as of _______ __, 2001 (the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and Bank of America, N.A., as Agent for the Lenders ("Agent"), The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to Bank of America that a Swing Line Loan of the amount set forth below be made on the date indicated:

           Amount(1)                          Date of Loan

         -----------------                    ---------------- ----, ------

-----------------------

(1) Must be $500,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

         The Borrower hereby requests that the proceeds of Swing Line Loans described in this Borrowing Notice be made available to the Borrower as follows:
[insert transmittal instructions] .






         The undersigned hereby certifies that:

         1. No Default or Event of Default has occurred and is continuing either now or after giving effect to the borrowing described herein; and

          2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 7.6(a) of the Agreement shall be deemed to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants).

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.




                                     BY:
                                        ----------------------------------------
                                               Authorized Representative

                                     DATE:
                                          --------------------------------------

                                    EXHIBIT E

                     FORM OF INTEREST RATE SELECTION NOTICE

To:      Bank of America, N.A., as Agent
         101 North Tryon Street, 15th Floor
         NC1-001-15-14
         Charlotte, North Carolina  28255
         Attention:  Agency Services
         Telefacsimile:  (704) 409-0296

         Reference is hereby made to the Credit Agreement dated as of June 22, 2001 (the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement), and Bank of America, N.A., as Agent for the Lenders ("Agent"), The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan and Interest Period:

Type of Loan                        Interest                  Aggregate
(check one)                         Period(1)                 Amount(2)                 Date of Loan(3)
 ---------                          ------                    ------                    ------------

Revolving Loan
--------------
Base Rate Loan
                                    ---------------           --------------------      ------------------------

Eurodollar Rate Loan
                                    ---------------           --------------------      ------------------------



(1)      For any Eurodollar Rate Loan, one, two, three, six or twelve months.

(2) Must be $5,000,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

(3) At least three (3) Business Days later if a Eurodollar Rate Loan; may be same Business Day in case of a Base Rate Loan.


                                           GTECH CORPORATION


                                           BY:
                                              ----------------------------------
                                                    Authorized Representative

                                           DATE:
                                                --------------------------------

                                   EXHIBIT F-1

                             FORM OF REVOLVING NOTE

                                 Promissory Note
                                (Revolving Loan)

$----------------------                                ---------, --------------

                                                                           2001
                                                         ----------- ----,


         FOR VALUE RECEIVED, GTECH Corporation, a Delaware corporation having its principal place of business located in West Greenwich, Rhode Island (the "Borrower"), hereby promises to pay to the order of _______________________________________________ (the "Lender"), in its
individual capacity, at the office of BANK OF AMERICA, N.A., as agent for the Lenders (the "Agent"), located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Credit Agreement dated as of ________________, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") the Agent, The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent (the "Agreement" --all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ______________________________ ____________________________ ($_____________) or,
if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein. If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Revolving Note shall bear interest which shall be payable on demand at the Default Rate, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Revolving Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. Payment of all amounts due under this Note is guaranteed by each Guarantor pursuant to the Facility Guaranties.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Revolving Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [Signature page follows.]



         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                       GTECH CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT F-2

                             FORM OF SWING LINE NOTE

                                 Promissory Note
                                (Swing Line Loan)


$25,000,000                                            ---------, --------------

                                                                           2001
                                                         ----------- ----,


         FOR VALUE RECEIVED, GTECH Corporation, a Delaware corporation having its principal place of business located in West Greenwich, Rhode Island (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Bank of America"), in its individual capacity, at Bank of America's offices located at 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as Bank of America may designate) at the times set forth in the Credit Agreement dated as of ________ __, 2001 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and Bank of America, N.A., as agent for the Lenders (the "Agent"), The Bank of Nova
Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent (as amended, supplemented or otherwise modified from time to time, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000) or if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by Bank of America to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the Default Rate, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed (i) in the case of a Eurodollar Loan, on the basis of a 360 day year for the actual number of days in the interest period, and (ii) in the case of a Base Rate Loan, on the basis of the actual number of days elapsed in a 365/366 day year.

         This Note is the Swing Line Note referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. Payment of all amounts due under this
Note is guaranteed by each Guarantor pursuant to the Facility Guaranties.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [Signature page follows.]



         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                           GTECH CORPORATION


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                    EXHIBIT G

                      FORM OF OPINION OF BORROWER'S COUNSEL




                                                             June __, 2001



To Each of the Agent
   and the Lenders
   Listed on Schedule I
   Attached Hereto

         Re: $300,000,000 Revolving Credit, Swing Line and Letter of Credit Facilities to GTECH Corporation

Ladies and Gentlemen:

         We have acted as special counsel to GTECH Corporation, a Delaware corporation (the "Borrower"), GTECH Holdings Corporation, a Delaware corporation (the "Parent"), GTECH Rhode Island Corporation, a Rhode Island corporation (the "Rhode Island Guarantor"), and GTECH Latin America Corporation, a Delaware corporation (the "Latin America Guarantor" which, together with the Borrower, the Parent, and the Rhode Island Guarantor, may be collectively referred to as the "Obligors"), in connection with each of the revolving credit facility, swing line facility and letter of credit facility (collectively, the "Credit Facilities") being made available by you to the Borrower on this date in the maximum principal amount outstanding of $300,000,000 pursuant to the Credit Agreement of even date herewith among the Borrower, Bank of America, N.A., individually and as Administrative Agent, The Bank of Nova Scotia, individually and as Syndication Agent, Credit Lyonnais New York Branch, individually and as Co-Documentation Agent, Fleet National Bank, individually and as Co-Documentation Agent, and the other Lenders party thereto from time to time (the "Credit Agreement").

         We have also acted as special counsel to (a) the Parent in connection with the Guaranty Agreement of even date herewith between the Parent and the Agent for the benefit of the Lenders to the Credit Agreement (the "Parent Guaranty") and (b) the Rhode Island Guarantor and the Latin America Guarantor in connection with the Guaranty Agreement of even date herewith among the Rhode Island Guarantor, the Latin America Guarantor, and the Agent for the benefit of the Lenders to the Credit Agreement (the "Subsidiary Guaranty).

         We have been requested by the Borrower to deliver this opinion to you in accordance with the condition set forth in Section 6.1(a)(ii) of the Credit Agreement. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.


         As such counsel, we have reviewed the following documents:

                  1.       the Credit Agreement;

                  2.       the Notes;

                  3.       the Parent Guaranty; and

                  4.       the Subsidiary Guaranty.


The Credit Agreement and the Notes are collectively referred to hereinafter as the "Borrower Loan Documents". All the foregoing documents are collectively referred to hereinafter as the "Loan Documents".


         In these capacities, we have examined and are familiar with the following documents relating to the Borrower:

         a. Certificate of Good Standing issued by the Delaware Secretary of State on June 11, 2001;

         b. Restated Certificate of Incorporation dated as of January 13, 1993, certified by the Delaware Secretary of State on June 11, 2001;

         c. Amended and Restated Bylaws as certified in the Borrower Secretary's Certificate (as hereinafter defined);

         d. Certificate of Good Standing issued by the Rhode Island Secretary of State on June 12, 2001;

         e. Certificate of Status Foreign Corporation issued by the California Secretary of State on June 13, 2001;

         f. Certificate of Legal Existence issued by the Georgia Secretary of State on June 12, 2001;

         g. Certificate of Good Standing issued by the New York Secretary of State on June 8, 2001;

         h. Certificate of Good Standing issued by the Texas Secretary of State on June 12, 2001; and

         i. Certificate of Assistant Secretary of even date herewith (the "Borrower Secretary's Certificate"), relating to, among other things, authorization to enter into the transactions contemplated by the Borrower Loan Documents and execution and delivery of the Borrower Loan Documents and related documents and instruments.


         In these capacities, we have examined and are familiar with the following documents relating to the Parent:

         j. Certificate of Good Standing issued by the Delaware Secretary of State on June 11, 2001;

         k. Restated Certificate of Incorporation dated as of January 22, 1990, as amended, certified by the Delaware Secretary of State on June 11, 2001;

         l. Amended and Restated Bylaws as certified in the Parent Secretary's Certificate (as hereinafter defined);

         m. Certificate of Good Standing issued by the Rhode Island Secretary of State on June 12, 2001; and

         n. Certificate of Assistant Secretary of even date herewith (the "Parent Secretary's Certificate"), relating to, among other things, authorization to enter into the transactions contemplated by the Parent Guaranty and execution and delivery of the Parent Guaranty and related documents and instruments.


         In these capacities, we have examined and are familiar with the following documents relating to the Rhode Island Guarantor:

         o. Certificate of Good Standing issued by the Rhode Island Secretary of State on June 12, 2001;

         p. Certificate of Incorporation dated as of August 13, 1997, certified by the Rhode Island Secretary of State;

         q. Bylaws as certified in the Rhode Island Guarantor Secretary's Certificate (as hereinafter defined); and

         r. Certificate of Assistant Secretary of even date herewith (the "Rhode Island Guarantor Secretary's Certificate") relating to, among other things, authorization to enter into the transactions contemplated by the Subsidiary Guaranty and execution and delivery of the Subsidiary Guaranty and related documents and instruments.

         In these capacities, we have examined and are familiar with the following documents relating to the Latin America Guarantor:

         s. Certificate of Good Standing issued by the Delaware Secretary of State on June 12, 2001;

         t. Certificate of Incorporation dated as of November 28, 1989, certified by the Delaware Secretary of State;

         u. Bylaws as certified in the Latin America Guarantor Secretary's Certificate (as hereinafter defined); and

         v. Certificate of Assistant Secretary of even date herewith (the "Latin America Guarantor Secretary's Certificate") relating to, among other things, authorization to enter into the transactions contemplated by the Subsidiary Guaranty and execution and delivery of the Subsidiary Guaranty and related documents and instruments.


         In addition, for purposes of giving this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of certificates of public officials, certificates of officials or other representatives of the Obligors, and such other documents, instruments or certificates or have made such inquiries as we have deemed appropriate as the basis for the opinions expressed below.

         We have assumed, without independent verification, that: (i) all signatures are genuine (other than the signatures of the Obligors), (ii) the competency of the individual signatories to the Loan Documents, (iii) all documents submitted to us as originals are authentic, (iv) all documents submitted to us as copies conform with the originals of those documents, (v) all documents examined by us are accurate and complete, (vi) the legal capacity of all persons (other than the Obligors) executing documents, (vii) the proper indexing and accuracy of all public records and documents, and (viii) the due issuance and validity of all laws, ordinances and regulations.

         We assume for purposes of this opinion that each of the Loan Documents has been duly authorized, executed and delivered by each person (other than the Obligors) and constitutes a valid and binding obligation of such person, enforceable against it in accordance with its terms. We are not expressing any opinion as to, and hereby assume that all actions have been taken to effect your compliance with any state or federal laws (or regulations of any political subdivision thereof) applicable to the transactions described in the Loan Documents. We assume throughout that you have and will exercise your rights and remedies under the Loan Documents in good faith and in a manner which is commercially reasonable. We assume that the Borrower has received or will receive the proceeds of the Loan and that the proceeds will be used for the purposes set forth in the Credit Agreement.

         The opinions expressed below are made in reliance upon the accuracy of the representations, warranties, and other information contained in the Loan Documents and otherwise obtained during our examination of the documents and other matters described above, including, without limitation, the facts stated in the Certificate dated as of even date herewith executed by the Obligors, (the "Certificate"), a copy of which is attached hereto as Exhibit A. Whenever our opinion refers to "the best of our knowledge", it is based solely on the actual knowledge of attorneys who are currently partners or employees of this firm and who are directly involved in the representation of the Obligors in connection with the transactions described in the Loan Documents. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of Obligors. In particular, we advise you that we have not searched the dockets of any court or undertaken a judgment search for judgments against the Obligors in any jurisdiction.

         The opinions hereinafter expressed are qualified to the extent that (i) the enforceability of any agreement or instrument or any right granted thereunder may be subject to or affected by, any bankruptcy, reorganization, insolvency, avoidance, fraudulent conveyance, arrangement, moratorium, marshaling or other similar laws relating to or affecting the rights of creditors, generally, (ii) the remedy of injunctive relief, specific performance and any other equitable remedies may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, (iii) the enforceability of any agreement or instrument or any right granted thereunder may be subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforceability be considered in a proceeding in equity or in law) and to the discretion of the court before which proceedings thereof may be brought, (iv) the enforceability of any agreement or instrument or any right granted thereunder may be subject to public policy considerations or court decisions which may limit rights to obtain indemnification, (v) the enforceability of any agreement or instrument or any right granted thereunder may be subject to the enforceability under certain circumstances under applicable law or court decisions of certain provisions in the Loan Documents expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law, and (vi) certain rights, remedies, forfeitures, penalties, waivers or elections contained in the Loan Documents may be rendered ineffective or limited by applicable laws or judicial decisions governing such provisions, but the application thereof would not, in our opinion, render the Loan Documents invalid as a whole, or render the remedies provided for therein, taken as a whole, inadequate for the practical realization of the benefits intended to be provided thereby.

         In addition, we express no opinion: (a) as to the enforceability of any provision providing for indemnification insofar as such indemnification would violate public policy; (b) as to the binding effect, validity or enforceability of any waiver of constitutional rights contained in the Loan Documents; or (c) as to the binding effect or validity of any provision in any of the Loan Documents which provides that delays by any of the Lenders will not operate as a waiver.

         In this regard, we are advised that you understand the potential problems posed by the execution, delivery and performance of the Subsidiary Guaranty by the Rhode Island Guarantor and by the Latin America Guarantor to secure the liability of the Borrower under the Borrower Loan Documents. Although we assume that the Rhode Island Guarantor and the Latin America Guarantor is each receiving valuable consideration for its undertaking, the Rhode Island Guarantor and the Latin America Guarantor is each undertaking an assumption of liability to repay borrowings that will be utilized by the Borrower. In this situation, if a bankruptcy proceeding or litigation involving the claims of an unpaid creditor should be commenced against the Rhode Island Guarantor and/or the Latin America Guarantor, there is a possibility that a trustee or creditor of the Rhode Island Guarantor or the Latin America Guarantor will assert that the execution and delivery of the Subsidiary Guaranty by the Rhode Island Guarantor and by the Latin America Guarantor constituted a fraudulent conveyance. The case law in this area is limited and not uniform, and there is a possibility that a court could invalidate the Subsidiary Guaranty.


         You have not asked us to pass upon your power and authority to enter into the Loan Documents or to effect the transactions contemplated thereby, and for purposes of this opinion we are assuming that each of you has all requisite power and authority and has taken all necessary corporate action to enter into the Loan Documents, and that each of the Loan Documents constitutes a valid and binding obligation of you enforceable against you in accordance with its terms. We express no opinion as to whether you must be qualified or licensed to do business in the State of New York or the State of Rhode Island.


         We have not passed on, are not passing on, and assume no responsibility for the accuracy, completeness, or fairness of any statement, information, or financial data furnished to you by the Obligors or any other party to the transactions described herein. Our assumption of certain facts and representations as set forth above does not constitute our representation that we have independently verified such facts or representations, or the accuracy, completeness or fairness of any statement, information, or financial data furnished to you in this matter. We express no opinion as to the reasonableness of our assumptions made herein, although (not having conducted any independent investigation) nothing has come to our attention which would lead us to question the reasonableness of any assumption made in this opinion.


         We have not made or undertaken to make any investigation of the state of title to the property described in the Loan Documents, and we express no opinion with respect to the adequacy of the description of any real or personal property in the Loan Documents, the state of title to such property or to the perfection or priority of any liens created by the Loan Documents. No opinions are expressed herein as to the compliance of any such property with any applicable zoning, subdivision, building, safety, environmental, health, hazardous waste, wetlands protection or other applicable laws or regulations.


         We express no opinion as to the  solvency of the  Obligors or any other
person,   and  we  assume  for  purposes  of  this  opinion  that   transactions
contemplated by the Loan Documents do not render any of such persons insolvent.


         We are members of the bar of the States of New York and Rhode Island, and we express no opinion as to the laws of any state or jurisdiction other than the States of New York and Rhode Island and the general corporate law of the State of Delaware and federal law of the United States. We also express no opinion as to whether a federal court (whether sitting in or outside of the State of New York) or a state court outside of the State of New York would give effect to the choice of New York law provided for in the Loan Documents.

         Based on and subject to the foregoing, we are of the opinion that:

         1. The Borrower, the Parent and the Latin America Guarantor is each a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business requires such qualification and where the failure to be so qualified or in good standing would have a Material Adverse Effect.

         2. The Rhode Island Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Rhode Island and is duly qualified to transact business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business requires such qualification and where the failure to be so qualified or in good standing would have a Material Adverse Effect.

         3. Each of the Obligors has full corporate power and authority to own its assets and conduct the businesses in which it is now engaged, and has full corporate power and authority to enter into each of the Loan Documents to which it is a party and to perform its respective obligations thereunder.

         4. Each of the Borrower Loan Documents has been duly authorized by the Board of Directors of the Borrower and executed and delivered by the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms.

         5. The Parent Guaranty has been duly authorized by the Board of Directors of the Parent and executed and delivered by the Parent, and constitutes the legal, valid and binding obligations of the Parent, enforceable against the Parent in accordance with its terms.

         6. The Subsidiary Guaranty has been duly authorized by the Board of Directors of the Rhode Island Guarantor and executed and delivered by the Rhode Island Guarantor, and constitutes the legal, valid and binding obligations of the Rhode Island Guarantor, enforceable against the Rhode Island Guarantor in accordance with its terms.

         7. The Subsidiary Guaranty has been duly authorized by the Board of Directors of the Latin America Guarantor and executed and delivered by the Latin America Guarantor, and constitutes the legal, valid and binding obligations of the Latin America Guarantor, enforceable against the Latin America Guarantor in accordance with its terms.

         8. Neither the execution or delivery of, nor performance by each of the Obligors of its respective obligations under the Loan Documents, (a) does or will conflict with, violate or constitute a breach of (i) its charter or bylaws,
(ii) any laws, rules or regulations applicable to such Obligor which such conflict, violation or breach would have a Material Adverse Effect, or (iii) any contract, agreement, indenture, lease, instrument, other documents, judgment, writ, determination, order or decree to which such Obligor is a party or by which such Obligor or any of its properties is bound, the consequences of which in any of the above cases would have a Material Adverse Effect, or (b) requires the prior consent of, notice to or filing with any court or Governmental Authority to the extent that failure thereof does not cause a Material Adverse Effect, or (c) does or will result in the creation or imposition of any Lien, pledge, charge or encumbrance of any nature upon or with respect to any of the properties, real or personal, of the Obligors.

         9. Except as set forth in (a) the Loan Documents, (b) the Borrower's Form 10-K filed with the Securities and Exchange Commission for the Borrower's fiscal year ended February 24, 2001 and (c) the Certificate, there is no pending or, to the best of our knowledge, threatened, action, suit, investigation or proceeding against any Obligor, nor, to the best of our knowledge, is there any basis therefore, before or by any court or Governmental Authority, or governmental department, commission, board, bureau, instrumentality, agency or arbitral authority an adverse result in which would have a Material Adverse Effect, including, without limitation, any action, suit, investigation, or proceeding under any environmental or labor law.

         10. None of the transactions contemplated by the Credit Agreement, including, without limitation, the use of the Letters of Credit or the proceeds of any Advance made to the Borrower, will violate or result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System, and, to the best of our knowledge, the Borrower does not own or intend to purchase or carry any "margin securities" as defined in said regulations.

         We render no opinion on matters except as specifically stated. This opinion speaks as of the date of issuance, and we assume no responsibility to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

         Our opinions contained herein are rendered solely for your information in connection with the Loan Documents and the related documents or instruments thereto and may not be relied upon in any manner by any other person, entity or agency, or by you for any other purpose. Without our prior written consent, our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purposes whatsoever, or furnished to any other person, entity or agency, except
(i) as may be required by you by applicable law or regulation or request of any Governmental Authority or regulatory agencies, and (ii) pursuant to any legal process to which you are subject or in connection with any legal action or proceeding with respect to the Loan Documents and the related documents or instruments thereto.


                       The Next Page is the Signature Page

                                               Very truly yours,

                                               EDWARDS & ANGELL, LLP


                                               By: /s/ Walter G.D. Reed
                                                  ------------------------------
                                                       Walter G.D. Reed, Partner

                     AUTHORIZATION FOR BORROWER'S, PARENT'S,
             RHODE ISLAND GUARANTOR'S AND LATIN AMERICA GUARANTOR'S
                                COUNSEL'S OPINION




                                                    June 22, 2001


Edwards & Angell, LLP
2800 Financial Plaza
Providence, Rhode Island 02903

         We have engaged you to represent us in connection with a loan transaction with Bank of America, N.A., individually and as Administrative Agent, The Bank of Nova Scotia, individually and as Syndication Agent, Credit Lyonnais New York Branch, individually and as Co-Documentation Agent, and Fleet National Bank, individually and as Co-Documentation Agent and the other Lenders party thereto (the "Lenders"). Agent and the Lenders have requested certain legal opinions, one of which may be given either by you as our attorney or by the Agent's and the Lenders' attorneys. You have explained to us that under Rule
2.3 of the Rhode Island Rules of Professional Conduct you may undertake and evaluate matters affecting us for the benefit of third parties only if you reasonably believe that the evaluation is compatible with your representation of us in connection with the matter and we consent after you consult with us.

         You have explained to us that Agent and the Lenders have requested that they be furnished a legal opinion by you as our attorney with respect to our authority and status as a borrower or a guarantor, as applicable, to enter into the loan transaction.

         In addition to the authority/status opinion mentioned above, the Agent and the Lenders require an opinion concerning the validity, binding effect or enforceability of the loan documents or the availability of legal remedies of the Agent and the Lenders under the loan documents. Under Section 19-9-7 of the Rhode Island General Laws of 1956, as amended, you have advised us that we (or you) are not required to give this opinion. If we (or you) elect not to do so, the opinion will be furnished by counsel selected by the Agent and the Lenders on the basis of your authority/status opinion.

         Prior to 1993, when Section 19-9-7 (formerly 19-19-10) was enacted, you have informed us, as a matter of your common practice, you regularly furnished legal opinions for your borrowing clients that included both of the opinions mentioned above. You have advised us that if we voluntarily authorize you to do so, you are prepared to satisfy the requirements of the Agent and the Lenders concerning, both opinions.

         After due consultation, we hereby voluntarily authorize and request that you prepare and submit to the Agent and the Lenders a legal opinion satisfactory to the Agent and the Lenders in connection with our pending loan transaction with the Agent and the Lenders combining the two opinions referred to above. We specifically acknowledge that this authorization permits you to opine as to the validity, binding effect or enforceability of any of the loan documents or the availability of any legal remedies thereunder. We further acknowledge that this authorization and request has not been required of us by the Agent or the Lenders or by anyone on behalf of the Agent or the Lenders.

                                    Very truly yours,

                                    Borrower:

                                    GTECH CORPORATION


                                    By:
                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title:
                                              ----------------------------------


                                    Parent:

                                    GTECH HOLDINGS CORPORATION


                                    By:
                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title:
                                              ----------------------------------



                                    Rhode Island Guarantor:

                                    GTECH RHODE ISLAND CORPORATION


                                    By:
                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title:
                                              ----------------------------------

                        Signatures Continued on Next Page

                                    Latin America Guarantor:

                                    GTECH LATIN AMERICA CORPORATION


                                    By:
                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title:
                                              ----------------------------------

                                   SCHEDULE I

         Bank of America, N.A., individually and as Administrative Agent for the Lenders

         Credit Lyonnais New York Branch, individually and as Co-Documentation Agent

         Fleet National Bank, individually and as Co-Documentation Agent

         Citizens Bank of Rhode Island

         The Bank of New York

         Allied Irish Banks, p.l.c.

         Key Corporate Capital, Inc.

         The Bank of Nova Scotia, individually and as Syndication Agent

         Commerzbank AG, New York and Grand Cayman

                                    EXHIBIT A

          Certificate of Borrower, Parent, Rhode Island Guarantor and
                            Latin America Guarantor


                                                     June 22, 2001

Edwards & Angell, LLP
2800 Financial Plaza
Providence, Rhode Island 02903

Ladies and Gentlemen:

         In connection with the extension of the Credit Facilities to the Borrower, which Credit Facilities are described in the opinion (the "E&A Opinion") which you are rendering of even date to the Agent and the Lenders, the undersigned hereby certify that:

         1. Neither the execution or delivery of, nor performance by each of the Obligors of its respective obligations under the Loan Documents, (a) does or will conflict with, violate or constitute a breach of (i) any laws, rules or regulations applicable to such Obligor which such conflict, violation or breach would have a Material Adverse Effect, or (ii) any contract, agreement, indenture, lease, instrument, other documents, judgment, writ, determination, order or decree to which such Obligor is a party or by which such Obligor or any of its properties is bound, the consequences of which in any of the above cases would have a Material Adverse Effect, or (b) requires the prior consent of, notice to or filing with any court or Governmental Authority to the extent that failure thereof does not cause a Material Adverse Effect, or (c) does or will result in the creation or imposition of any Lien, pledge, charge or encumbrance of any nature upon or with respect to any of the properties, real or personal, of the Obligors.

         2. Except as set forth in (a) the Loan Documents and (b) the Borrower's Form 10-K filed with the Securities and Exchange Commission for the Borrower's fiscal year ended February 24, 2001, there is no pending or threatened, action, suit, investigation or proceeding against any Obligor, nor, is there any basis therefore, before or by any court or Governmental Authority, or governmental department, commission, board, bureau, instrumentality, agency or arbitral authority an adverse result in which would have a Material Adverse Effect, including, without limitation, any action, suit, investigation, or proceeding under any environmental or labor law.

         3. The Borrower does not own or intend to purchase or carry any "margin securities" as defined in Regulation U with the proceeds of the Credit Facilities.

         4. The following states are the only ones where an Obligor needs to be qualified to transact business as a foreign corporation in which the nature of its business may require such qualification and where the failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect:

         Borrower:  California, Georgia, New York, Texas

         Terms not defined herein shall have the same meanings as in the E&A opinion.

                                        Very truly yours,

                                        Borrower:

                                        GTECH CORPORATION


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------


                                        Parent:

                                        GTECH HOLDING CORPORATION


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------


                                        Rhode Island Guarantor:

                                        GTECH RHODE ISLAND CORPORATION


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

                        Signatures Continued on Next Page

                                        Latin America Guarantor:

                                        GTECH LATIN AMERICA CORPORATION


                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT H

                             COMPLIANCE CERTIFICATE

[Bank of America, N.A.,
as Administrative Agent
101 North Tryon Street, 15th Floor
NC1-001-15-14
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 409-0296

[Bank of America, N.A.,
as Administrative Agent
Independence Center, 15th Floor
Charlotte, North Carolina 28255
Telephone: (704) 388-3917
Telefacsimile:  (704) 386-9923
Attention: Dana Weir, Agency Services]



         Reference is hereby made to the Credit Agreement dated as of ______ __, 2001 (the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"), The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, and Fleet National Bank, as Co-Documentation Agent. Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1.       Calculations:

         A.       Compliance   with   Section  9.1  of  the  Credit   Agreement:
                  Consolidated Shareholders' Equity

                  1.  Consolidated Shareholders' Equity
                      required at the end of immediately
                      preceding fiscal quarter                    $_____________

                  2.  50% of Consolidated Net Income
                      for such fiscal quarter                     $_____________

100% of the aggregate amount of increases
                      in stated capital and additional paid-in
                      capital accounts resulting from issuance of equity securities or other capital investments
                      during such fiscal quarter                  $_____________

                  4.  Sum of 1. plus 2. plus 3.                   $_____________

                  Required: Consolidated Shareholders' Equity as of the last day of such fiscal quarter must exceed line A.4.

         B.       Compliance with Section 9.1(b): Consolidated Total Debt Ratio

                  1.   Consolidated Total Indebtedness            $_____________

                  2.   Consolidated EBITDA
                       a. Consolidated Net Income (as calculated
                          in the definition thereof, excluding
                          extraordinary gains and losses)         $_____________
                       b. Consolidated Interest Expense (as
                          calculated in the definition thereof) $_________
                       c. Taxes on income                       $_________
                       d. Amortization and depreciation         $_________
                       e. other non-cash expenses               $_________
                       f. Consolidated EBITDA
                          (sum of  a. through e.)               $_________

         3. Consolidated Leverage Ratio: Ratio of Consolidated Total Indebtedness (B.1.) to Consolidated EBITDA (B.2.) is ____ to 1.00.

                  Required: The Consolidated Debt Ratio for such Four-Quarter Period must not be greater than 2.25 to 1:00

         C.       Compliance with Section 9.1(c): Consolidated Interest Coverage
                  Ratio

                  1.   Consolidated EBITDA (from B.2., above)     $_____________

                  2.   Consolidated Interest Expense            $_________

                  3. The ratio of the Consolidated EBITDA (C.1.) to Consolidated Interest Expense (C.2.) is ______ to 1.00.

                  Required:   The  Consolidated  Interest  Coverage  Ratio  such
                  Four-Quarter Period must not be less than 5.00 to 1.00.

2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default: _______________________________. (Note, if no Default
         or Event of Default has occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 8.1 of the Agreement.


IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 2___.


                                    By:
                                       -----------------------------------------
                                             Authorized Representative

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    EXHIBIT I

                            FORM OF FACILITY GUARANTY


                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of _________ __, 2___, is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as agent (in such capacity, the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Secured Parties have agreed to provide to ________________________ (the "Borrower") certain credit facilities, including a revolving credit facility with a letter of credit and swing line sublimit pursuant to the terms of that certain Credit Agreement dated as of June 22, 2001, among the Borrower, the Agent, The Bank of Nova Scotia, as Syndication Agent, Credit Lyonnais New York Branch, as Co-Documentation Agent, Fleet National Bank, as Co-Documentation Agent and the Lenders (as from time to time amended, modified, supplemented or restated, the "Credit Agreement"); and

         WHEREAS, each Guarantor is [the Parent] [, directly or indirectly, a wholly owned Subsidiary] of the Borrower and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent for the benefit of the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and attorneys' fees and expenses); (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower's prompt payment in full, when due or declared due and at all such times, of Rate Hedging Obligations now or hereafter arising under Swap Agreements. The Guarantors' obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations" and, with respect to each Guarantor individually, the "Guarantor's Obligations". Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Borrower's Liabilities.

         2. Payment. If the Borrower shall default in payment or performance of any of the Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the Borrower's Liabilities then due and owing.

         3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and any other Loan Documents to which it is a party by reason of:

         (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors' Obligations, any of the Borrower's Liabilities, or any other guaranty of any of the Borrower's Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

         (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

         (c) any acceleration of the maturity of any of the Borrower's Liabilities, of the Guarantor's Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

         (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower's Liabilities, for any of the Guarantor's Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

         (e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

         (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, and any acceptance of late or partial payments under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

         (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower's Liabilities (including without limitation the Guarantor's Obligations of any other Guarantor and obligations arising under any other Facility Guaranty now or hereafter in effect);

         (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower's Liabilities, any of the Guarantor's Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

         (i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Credit Party or to any collateral in respect of the Borrower's Liabilities or Guarantors' Obligations.

         It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. Currency and Funds of Payment. All Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower's Liabilities, at the Agent's election and without notice thereof or demand therefor, the Guarantors' Obligations shall immediately be and become due and payable.

         6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 23 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Borrower, to the payment in full of the Borrower's Liabilities, (ii) of every other Guarantor (an "obligated guarantor"), to the payment in full of the Guarantors' Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Credit Party, to the payment in full of the obligations of such Credit Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Agent, paid over forthwith to the Agent for the benefit of the Secured Parties on account of the Borrower's Liabilities, the Guarantors' Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

         7. Suits. Each Guarantor from time to time shall pay to the Agent for the benefit of the Secured Parties, on demand, at the Agent's place of business set forth in the Credit Agreement or such other address as the Agent shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against any one or more or all of the Guarantors. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

         8. Set-Off and Waiver. Each Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence and continuation of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         9.       Waiver of Notice; Subrogation.

                  (a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor's Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

                  (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Secured Parties upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, AT ANY TIME AFTER ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

                  (c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower's Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Credit Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Credit Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Credit Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Credit Party. If an amount shall be paid to any Guarantor on account of such rights at any time during the continuance of an Event of Default prior to termination of this Guaranty Agreement in accordance with the provisions of Section 23 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors' Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors' Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 23 hereof, and occurrence of the Facility Termination Date.

         10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 23 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 25 hereof.

         11. Representations and Warranties. Each Guarantor warrants and represents to the Agent, for the benefit of the Secured Parties, that (a) it is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to
(i) own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) to execute, deliver and perform this Guaranty Agreement, (b) it is qualified to do business and in good standing in every jurisdiction in which failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect, (c) it is duly authorized to execute, deliver and perform this Guaranty Agreement; that this Guaranty Agreement has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives, (d) this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (e) such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its Operating Documents or Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any Governmental Authority or arbitral body to which it or its properties or operations is subject.

         12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including attorneys' fees, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

         13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower's Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

         14. Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Agent, for the benefit of the Secured Parties, as such Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

         15. Reliance. Each Guarantor represents and warrants to the Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower's financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement ("Other Information"), and has full and complete access to the Borrower's books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Borrower, the Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Borrower or the Borrower's financial condition and affairs or any other matters material to such Guarantor's decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, with respect to such information.

         16. Rules of Interpretation. The rules of interpretation contained in Sections 1.2(c) through 1.2(l) of the Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

         17. Entire Agreement. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 23, neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         18. Binding Agreement; Assignment. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein without the prior written consent of the Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XI thereof (concerning the Agent) and Section 12.1 thereof concerning assignments and participations. All references herein to the Agent shall include any successor thereof.

         19. Swap Agreements. All obligations of the Borrower under Swap Agreements to which any Lender or its affiliates are a party shall be deemed to be Borrower's Liabilities, and each Lender or affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder with respect to such Borrower's Liabilities; provided, however, that such obligations shall cease to be Borrower's Liabilities at such time as such Person (or affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

         20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought.

         22. Indemnification. Without limitation of Section 12.9 of the Credit Agreement or any other indemnification provision in any Loan Document, each Guarantor agrees to indemnify and hold harmless each Secured Party and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents [(including any of the foregoing arising from the negligence of the Indemnified Party)], except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 22 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by such Guarantor or any other Credit Party, any of their respective directors, shareholders or creditors, or an Indemnified Party or any other Person, or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Guarantor agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its subsidiaries or affiliates, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. Each Guarantor agrees not to assert any claim against any Secured Party, any of its affiliates, or any of their directors, officers, employees, attorneys, agents, or advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents. The agreements in this Section 22 shall survive repayment of all of the Guarantors' Obligations and the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

         23. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and all of the Guarantors' Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

         24. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other extensions of credit to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

         25. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to each Guarantor, at the address [of the Borrower indicated in
Section 12.2 of the Credit Agreement] [at the address for such Guarantor set forth below its signature on this Guaranty Agreement] and (b) with respect to the Agent or any other Secured Party, at the Agent's address indicated in
Section 12.2 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section
12.2 of the Credit Agreement.

         26.      Governing Law; Venue; Waiver of Jury Trial.

                  (a) THIS  AGREEMENT  SHALL BE GOVERNED  BY, AND  CONSTRUED  IN
         ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 25 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE
         APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.


                                   GUARANTORS:

                                   ---------------------------------------------
WITNESS:

                                   By:
                                      ------------------------------------------
                                   Name:
----------------------------            ----------------------------------------
                                   Title:
----------------------------             ---------------------------------------

                                   [Address for Notices:

                                   -----------------------------------
                                   -----------------------------------
                                   -----------------------------------
                                   Telefacsimile: (___) ___-____]

                                   [Complete if Borrower's address is not to be used pursuant to Section 25]


                                   AGENT:

                                   BANK OF  AMERICA,  N.A.,  as  Agent  for the
                                   Lenders


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                          --------------------------------------

                                    EXHIBIT J

                        FORM OF CONFIDENTIALITY AGREEMENT

         THIS AGREEMENT made this _____ day of __________, 20__ by and between GTECH CORPORATION with its principal office at 55 Technology Way, West Greenwich, Rhode Island 02817 (GTECH CORPORATION and any affiliates and
subsidiaries     are    referred    to     hereinafter     as    "GTECH")    and
___________________________________           with           offices          at
___________________________________  (referred to  hereinafter as the "Potential
Transferee").

         WHEREAS, GTECH creates, develops, manufacturers and markets various goods, including without limitation computerized gaming systems and the components thereof (hardware and software included), and services, including without limitation implementation, modification, promotion, and maintenance of such systems; and

         WHEREAS, GTECH is a party to that certain Credit Agreement dated________________ ___, 2001, among GTECH Corporation, the Lenders which are parties thereto (the "Lenders"), and Bank of America, N.A., in its capacity as Administrative Agent for the Lenders (as amended or supplemented and in effect from time to time, the "Credit Agreement") (capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement); and

         WHEREAS, the Potential Transferee is interested in exploring the possibility of becoming a participant and/or an assignee (a "Transferee") pursuant to Section 12.1 of the Credit Agreement (hereinafter referred to as "Explorations"); and

         WHEREAS, the Lender proposing to transfer a portion of its rights and obligations under the Loan Documents (the "Transferor Lender") is permitted, pursuant to Section 12.1(f) of the Credit Agreement, to disclose certain information respecting GTECH, subject to the execution and delivery by the Potential Transferee of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the promises and covenants herein contained, the parties agree as follows:

         1. The parties acknowledge that, as used in this Agreement, the term "Confidential Information" means all financial information in the Transferor Lender's possession concerning GTECH and its affiliates which has been delivered to the Transferor Lender by or on behalf of GTECH pursuant to the Credit Agreement or which has been delivered to the Transferor Lender by or on behalf of GTECH in connection with the Transferor Lender's credit evaluations of GTECH and its affiliates prior to becoming a party to the Credit Agreement, and which is disclosed to the Potential Transferee by the Transferor Lender under or in connection with Explorations. Confidential Information does not include, without limitation, information which is:

                  (a)      in the public domain;

                  (b) already known to the Potential Transferee at the time of such disclosure;

                  (c) subsequently received by the Potential Transferee in good faith from a third party who is not known to the Potential Transferee to be bound by a confidentiality agreement with GTECH or known to the Potential Transferee to be otherwise prohibited from transmitting the information to the Potential Transferee by a contractual, legal or fiduciary obligation;

                  (d)      independently  generated by the Potential Transferee;
                           or

                  (e) approved for release or disclosure by GTECH in a separate writing.

         2. Except as necessary to conduct Explorations, the Potential Transferee shall keep confidential and never disclose any Confidential Information unless GTECH has, in its sole discretion, previously and expressly consented to such use, duplication or disclosure in writing. The Potential Transferee may disclose such Confidential Information to: (a) those directors, officers, employees, agents, accountants and attorneys of the Potential Transferee whose knowledge is necessary to conduct the Explorations, provided that all such persons shall be advised of their obligations to protect GTECH's interest, which obligations shall be identical to those of the Potential Transferee under this Agreement; (b) examiners or regulatory agencies having supervisory or examination authority over the Potential Transferee in accordance with customary banking practices; and (c) any person pursuant to the order of any Governmental Authority or as otherwise required by law.

         3.       The parties acknowledge and agree that:

                  (a)      All   Confidential   Information   disclosed   by  or
                           belonging to GTECH is and shall remain the exclusive and valuable property of GTECH;

                  (b) The Potential Transferee does not hereby obtain any license or other interest in or to Confidential Information or the subjects thereof; and

                  (c)      At  GTECH's  request,  and  in  any  event  upon  the
                           completion   of  the   Explorations,   the  Potential
                           Transferee shall promptly deliver to GTECH all records or other things in any media containing or embodying Confidential Information which were delivered or made available to the Potential Transferee during or in connection with Explorations, including any copies thereof, and any other Confidential Information retained by the Potential Transferee will be either destroyed by the Potential Transferee or, to the extent such Potential
                           Transferee   shall   have   become  a  Lender  (or  a
                           participant of a Lender), held by the Potential Transferee subject to the terms of Section 12.14 of the Credit Agreement.

         4. (a) The Potential Transferee acknowledges that the restrictions on the use, duplication and disclosure of GTECH's Confidential Information set forth herein are reasonable to protect GTECH's business interests. If any provision hereof is held invalid under any applicable rule of law such invalidity shall not affect other provisions hereof which can be given effect without the invalid provisions, and to this end the provisions hereof are declared to be severable. The above notwithstanding, any such invalid provisions shall be construed and enforced (to the extent possible) in accordance with the original intent of the parties as herein expressed.

                  (b) This Agreement shall not be modified except in writing signed by both parties hereto.

                  (c) No waiver of any provisions of the Agreement shall be effective unless agreed to in writing by the party against whom such waiver is sought to be enforced. Waiver of any default or breach hereunder shall not constitute a waiver of any other default or breach whether similar or otherwise.

                  (d) The validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of New York other than any rule which might refer such matters to the laws of any other jurisdiction.

                  (e) The provisions of this Agreement shall indefinitely survive the termination of the Explorations; provided, however, if the Potential Transferee shall become a Lender (or a participant of a Lender), the provisions of this Agreement shall be superseded by
                           Section 12.14 of the Credit Agreement.

                  (f) This Agreement shall be binding upon and inure to the benefit of GTECH, its legal representatives and successors; and the Potential Transferee, its legal representatives and successors.

         IN  WITNESS   WHEREOF  the  parties  have  by  their  duly   authorized
representatives executed this Agreement as of the date first written above.


GTECH CORPORATION                           Potential Transferee


By                                          By
  --------------------------------            ---------------------------------
Signature                                   Signature



----------------------------------          ------------------------------------
Name (Print or Type)                        Name (Print or Type)


----------------------------------          ------------------------------------
Title                                       Title


----------------------------------          ------------------------------------
Date                                        Date

                                  Schedule 7.4

                              Material Subsidiaries

GTECH Rhode Island Corporation, a Rhode Island corporation

         o        1,000 shares authorized

         o        1,000 shares issued, all to GTECH Corporation

GTECH Latin America Corporation, a Delaware corporation

         o        8,000 shares authorized

         o        100 shares issued, all to GTECH Corporation

GTECH Brasil LTDA, a company organized under the laws of Brazil

         o        __________ shares authorized

         o        __________ shares issued, all to GTECH Corporation

                                  Schedule 7.6

                                  Indebtedness

                                      None.

                                  Schedule 7.7

                                      Liens

                                      None.

                                  Schedule 7.8

                                   Tax Matters

                                      None.

                                  Schedule 7.18

                              Environmental Matters

                                      None.